EXECUTION VERSION White & Case Level 50, Governor Phillip Tower 1 Farrer Place Sydney NSW 2000 Dated ___ December 2024 Performance Bond Facility Agreement between Tamboran (West) Pty Limited ACN 661 967 077 as Company The entities listed in Part 1 of Schedule 1 as original guarantors as Guarantors and Macquarie Bank Limited as Original Lender 19

Table of Contents Page (i) 1. Definitions and Interpretation .................................................................................................... 1 2. The Facilities ............................................................................................................................ 17 3. Purpose ..................................................................................................................................... 18 4. Utilisation ................................................................................................................................. 19 5. Performance Bonds .................................................................................................................. 21 6. Repayment ............................................................................................................................... 24 7. Prepayment and Cancellation .................................................................................................. 24 8. Cash Cover ............................................................................................................................... 25 9. Default Interest ........................................................................................................................ 26 10. Fees .......................................................................................................................................... 27 11. Tax Gross-Up and Indemnities ................................................................................................ 30 12. Increased Costs ........................................................................................................................ 33 13. Other Indemnities..................................................................................................................... 34 14. Mitigation by the Lender ......................................................................................................... 35 15. Costs and Expenses .................................................................................................................. 35 16. Guarantee ................................................................................................................................. 37 17. Representations ........................................................................................................................ 40 18. Information Undertakings ........................................................................................................ 44 19. General Undertakings .............................................................................................................. 47 20. Events of Default ..................................................................................................................... 55 21. Review Events ......................................................................................................................... 59 22. Changes to the Lender ............................................................................................................. 61 23. Changes to the Obligors ........................................................................................................... 65 24. Conduct of Business by the Lender ......................................................................................... 66 25. Payment Mechanics ................................................................................................................. 66 26. Set-Off ..................................................................................................................................... 68 27. Notices ..................................................................................................................................... 69 28. Calculations and Certificates ................................................................................................... 71 29. Partial Invalidity ...................................................................................................................... 72 30. Remedies and Waivers ............................................................................................................. 73 31. Confidentiality ......................................................................................................................... 73 32. PPSA Provisions ...................................................................................................................... 75 33. Counterparts ............................................................................................................................. 76 34. Indemnities and Reimbursement .............................................................................................. 76 35. Acknowledgement ................................................................................................................... 76

Page (ii) 36. Governing Law ........................................................................................................................ 78 37. Enforcement ............................................................................................................................. 78 Schedule 1 The Original Parties .................................................................................................. 79 The Obligors ............................................................................................................... 79 The Lender .................................................................................................................. 80 Schedule 2 Conditions Precedent ................................................................................................ 81 Schedule 3 Issue Request ............................................................................................................. 83 Schedule 4 Form of Transfer Certificate .................................................................................... 85 Schedule 5 Form of Compliance Certificate .............................................................................. 88 Schedule 6 Timetables .................................................................................................................. 89 Schedule 7 Forms of Performance Bond .................................................................................... 90 Schedule 8 Form of Incremental Facility Notice ....................................................................... 91 Schedule 9 Form of Verification Certificate .............................................................................. 92

1 This Agreement is dated ___ December 2024 and made between: (1) Tamboran (West) Pty Limited ACN 661 967 077 (the “Company”); (2) The entities listed in Part 1 of Schedule 1 as guarantors ( the “Guarantors”); and (3) Macquarie Bank Limited (the “Original Lender”). It is Agreed as follows: Section 1 Interpretation 1. Definitions and Interpretation 1.1 Definitions In this Agreement: “Acceptable Beneficiary” means: (a) APA SPP; (b) the Northern Territory Government; (c) Lendlease; (d) Returned & Services League of Australia (South Australia Branch) Darwin Sub-Branch Inc ACN 873 449 244; (e) Mackwell 33 Queen Pty Ltd ACN 666 616 342 as trustee for 33 Queen Street Trust ABN 13 496 122 308; or (f) any other entity designated as an ‘Acceptable Beneficiary’ by the Lender and the Company. “Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company. “APA Agreements” means: (a) the APA Development Agreement; (b) the Gas Transportation Agreement; (c) the ‘Connection and New Facility Agreement’ to be entered into between APA SPP and SPCF; and (d) any other document designated as such by the Lender and the Company. “APA Development Agreement” means the ‘Development Agreement’ entered into between APA SPP and Tamboran B2 on or around the date of this Agreement. “APA SPP” means APA SPP Pty Ltd ACN 679 801 819. “Assets” means the gas properties located in the Northern Territory, Australia, which as at the date of this Agreement are located within the Shenandoah South region of EP 98 and EP 117, 19

2 and includes any subsequent conversion of those exploration permits to production licences or retention licences. “Authorisation” means: (a) an authorisation, consent, approval, resolution, licence, exemption, filing or registration from or with a Governmental Agency; or (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action. “Availability Period” means: (a) in relation to Facility A, the period from and including Financial Close to and including the date falling three Months prior to the Termination Date in respect of Facility A; (b) in relation to Facility B, the period from and including Financial Close to and including the date falling three Months prior to the Termination Date in respect of Facility B; (c) in relation to Facility C, the period from and including Financial Close to and including the date falling three Months prior to the Termination Date in respect of Facility C; and (d) in relation to an Incremental Facility, the period specified in the relevant Incremental Facility Notice in relation to that Incremental Facility. “Available Commitment” means at any time, in relation to a Facility, the Lender’s Commitment for that Facility at that time, less: (a) the aggregate Face Value Amount of all outstanding Performance Bonds issued by the Lender under that Facility at that time; and (b) in relation to the issuance of any proposed Performance Bond, the Face Value Amount of any other Performance Bond that is due to be issued by the Lender under that Facility on or before the proposed Issue Date, provided that paragraph (b) shall not apply for the purposes of calculating any establishment, commitment or other fees payable in relation to a Facility and provided further that the Available Commitment of the Lender will be calculated ignoring any Cash Cover or any back- to-back letter of credit provided for outstanding Performance Bonds. “Beetaloo Basin” means a sub-basin area of approximately 28,500 square kilometres of the McArthur basin in the Northern Territory, Australia. “Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in Sydney. “Cash Cover” means the Company providing “cash cover” for a Performance Bond by paying an amount in the currency of the Performance Bond to the Lender who must apply the amount in accordance with Clause 8 (Cash Cover). “Cash Cover Event” means any of the following events or circumstances occurring in connection with the APA Development Agreement: (a) APA SPP gives Tamboran B2 a notice terminating the APA Development Agreement; (b) APA SPP gives Tamboran B2 a ‘Default Notice’ (as defined in the APA Development Agreement);

3 (c) the ‘Flowtest Condition’ (as defined in the APA Development Agreement) is not satisfied on or before 30 June 2025 and the Company has not provided the Lender with evidence that Tamboran B2 has sufficient funding to undertake the drilling of two additional wells prior to 31 December 2025; (d) any ‘Phase 1 Condition’ (as defined in the APA Development Agreement) is not satisfied or waived by ‘BJV Sunset Date 1’ (as defined in the APA Development Agreement) and APA SPP has a right to terminate the APA Development Agreement; or (e) ‘First Gas’ (as defined in the APA Development Agreement) is not achieved on or before ‘Sunset Date 3’ (as defined in the APA Development Agreement) and APA SPP has a right to terminate the APA Development Agreement. “Checkerboard Strategy” has the meaning given to that term in the Joint Venture and Shareholders Agreement. “Code” means the US Internal Revenue Code of 1986. “Commitment” means a Facility A Commitment, Facility B Commitment, Facility C Commitment or an Incremental Facility Commitment. “Compliance Certificate” means a certificate substantially in the form set out in Schedule 4 (Form of Compliance Certificate). “Confidential Information” means all information relating to the Company, any Obligor, the Group, the Finance Documents or a Facility of which the Lender becomes aware in its capacity as Lender or which is received by the Lender in relation to the Finance Documents or a Facility from any member of the Group or any of its advisers in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that: (a) is or becomes public information other than as a direct or indirect result of any breach by the Lender of Clause 31 (Confidentiality); or (b) is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or (c) is known by the Lender before the date the information is disclosed to it from any member of the Group or any of its advisers or is lawfully obtained by the Lender after that date, from a source which is, as far as the Lender is aware, unconnected with the Group and which, in either case, as far as the Lender is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality. “Confidentiality Undertaking” means a confidentiality undertaking in any form agreed between the Company and the Lender. “Corporations Act” means the Corporations Act 2001 (Cth). “Daly Waters Energy” means Daly Waters Energy, LP. “Deed of Priority” means the deed of priority to be entered into between the Company, the Lender and Daly Waters Energy in respect of the security granted by the Company pursuant to the Initial General Security Deed over the shares it holds in Tamboran B1. “Default” means an Event of Default or any event or circumstance specified in Clause 20 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the

4 making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default. “Delisting Review Event” has the meaning given to that term in Clause 21.1 (Delisting Review Event). “Disruption Event” means either or both of: (a) a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facilities (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or (b) the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party: (i) from performing its payment obligations under the Finance Documents; or (ii) from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted. “Distribution” means: (a) declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) to its members in their capacity as such or on or in respect of its share or equity capital (or any class of its share or equity capital) or subordinated debt (other than unsecured subordinated debt); (b) repay or distribute any dividend or share premium reserve; or (c) redeem, repurchase, defease, retire or repay any of its share or equity capital, membership interests or subordinated debt or resolve to do so. “Establishment Fee” has the meaning given to that term in Clause 10.2 (Establishment Fee). “Event of Default” means any event or circumstance specified as such in Clause 20 (Events of Default). “Expiry Date” means, for a Performance Bond, the last day of its Term. “Face Value Amount” means the amount in Australian dollars specified in a Performance Bond as the maximum amount payable under it after taking into account any amounts previously drawn or paid under that Performance Bond at the time the Face Value Amount is calculated. “Facility” means Facility A, Facility B, Facility C or an Incremental Facility. “Facility A” means the Performance Bond facility made available under this Agreement as described in Clause 2.1(a) (Facility A, Facility B and Facility C). “Facility A Commitment” means: (a) in relation to the Original Lender, the amount in Australian dollars set opposite its name under the heading “Facility A Commitment” in Part 2 of Schedule 1 (The Original

5 Parties) and the amount of any other Facility A Commitment transferred to it under this Agreement; and (b) in relation to any other Lender, the amount in Australian dollars of any Facility A Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement. “Facility B” means the Performance Bond facility made available under this Agreement as described in Clause 2.1(b) (Facility A, Facility B and Facility C). “Facility B Commitment” means: (a) in relation to the Original Lender, the amount in Australian dollars set opposite its name under the heading “Facility B Commitment” in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Facility B Commitment transferred to it under this Agreement; and (b) in relation to any other Lender, the amount in Australian dollars of any Facility B Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement. “Facility C” means the Performance Bond facility made available under this Agreement as described in Clause 2.1(c) (Facility A, Facility B and Facility C). “Facility C Commitment” means: (a) in relation to the Original Lender, the amount in Australian dollars set opposite its name under the heading “Facility C Commitment” in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Facility C Commitment transferred to it under this Agreement; and (b) in relation to any other Lender, the amount in Australian dollars of any Facility C Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement. “Facility Office” means the office or offices in Australia notified by the Lender to the Company in writing on or before the date it becomes the Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement. “Falcon” means Falcon Oil & Gas Australia Limited ACN 132 857 008. “FATCA” means: (a) sections 1471 to 1474 of the Code or any associated regulations; (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or (c) any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

6 “FATCA Application Date” means: (a) in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; (b) in relation to a “withholdable payment” described in section 1473(1)(A)(ii) of the Code (which relates to “gross proceeds” from the disposition of property of a type that can produce interest from sources within the US), 1 January 2019; or (c) in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraphs (a) or (b) above, 1 January 2019, or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this Agreement. “FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA. “FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction. “Finance Document” means: (a) this Agreement; (b) the Parent Guarantee; (c) each Transaction Security Document; (d) each Incremental Facility Notice; (e) any Compliance Certificate; (f) any Issue Request; (g) any other document designated as such by the Lender and the Company; and (h) any document or agreement given under, relating to or entered into for the purpose of amending, varying or novating, any of the above. “Finance Lease” means any capital or finance lease that would at such time be required to be capitalised and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP. “Financial Covenant Review Event” has the meaning given to that term in Clause 21.3 (Financial Covenant Review Event). “Financial Close” means the date on which the Lender notifies the Company in accordance with Clause 4.1 that it has received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Lender and the first Issue Date occurs. “Financial Indebtedness” means any indebtedness for or in respect of: (a) moneys borrowed and any debit balance at any financial institution; (b) any amount raised under any acceptance credit, bill acceptance or bill endorsement facility or dematerialised equivalent;

7 (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument; (d) the amount of any rental obligation (including any hire purchase payment obligation) which, under GAAP (and in particular, on the basis of IAS 17 (Leases) or any equivalent measure under GAAP), would be required to be treated as a Finance Lease or otherwise capitalised in the audited financial statements of that person, but only to the extent of that treatment and excluding, for the avoidance of doubt, any cash expenditure arising from an operating lease or lease which, in accordance with IAS 17 (Leases) or any equivalent measure under GAAP, is treated as an operating lease; (e) receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis); (f) any redeemable shares where the holder has the right, or the right in certain conditions, to require redemption; (g) any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing; (h) consideration for the acquisition of assets or services payable more than 90 days after acquisition; (i) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account); (j) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and (k) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (j) above. “GAAP” means generally accepted accounting principles, standards and practices in the United States of America. "Gas Sales Agreement” means the long-term gas sales agreement dated 23 April 2024 between the Northern Territory Government, Tamboran B2 and Falcon, relating to the supply the Northern Territory Government of 40TJ/day from the Pilot Project for an initial term of nine years, commencing in 2026 (including any options to extend relating thereto). “Gas Transportation Agreement” means the ‘Gas Transportation Agreement’ entered into between APA SPP and Tamboran B2 on or around the date of this Agreement. “Governmental Agency” means any government or any governmental, semi-governmental or judicial entity or authority. It also includes any self regulatory organisation established under statute or any stock exchange. “Group” means the Parent and its Subsidiaries. “Guarantee” means the guarantee, undertaking and indemnity given under Clause 16 (Guarantee). “Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.

8 “Incremental Facility” has the meaning given to that term in Clause 2.2 (Incremental Facility). “Incremental Facility Commitment” means, in relation to any Incremental Facility: (a) in relation to any Lender whose Incremental Facility Commitment has been established in accordance with Clause 2.2 (Incremental Facility), the amount of its Commitment so established with respect to such Incremental Facility and the amount of any other Incremental Facility Commitment with respect to such Incremental Facility transferred to it under this Agreement; and (b) in relation to any other Lender, the amount of any Incremental Facility Commitment with respect to such Incremental Facility transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement. “Incremental Facility Notice” means any notice as referred to in Clause 2.2 (Incremental Facility) and substantially in the form set out in Schedule 8 (Form of Incremental Facility Notice) or such other form as may be agreed between the Company and the Lender. “Indirect Tax” means any goods and services tax, consumption tax, value added tax or any tax of a similar nature. “Initial General Security Deed” means the general security deed dated on or about the date of this Agreement between the Company as grantor and the Lender as secured party, pursuant to which the Company grants Security over all of its assets and undertaking, including any bank accounts held by the Company with the Lender (subject to customary exceptions). “Issue Date” means the date on which a Performance Bond is to be provided to, or at the request of, the Company, as specified in an Issue Request. “Issue Request” means a notice substantially in the form set out in Schedule 3 (Requests). “Joint Document” means each of: (a) the Joint Operating Agreement dated 2 May 2014 between Tamboran B2 and Falcon (as amended from time to time); and (b) the Joint Venture and Shareholders Agreement. “Joint Venture and Shareholders Agreement” means Joint Venture and Shareholders Agreement originally dated 18 September 2022 between the Company and Daly Waters Energy in respect of interests in Tamboran B1, as amended and/or restated on 21 June 2023, 3 June 2024 and from time to time. “Key Documents” means each of: (a) the APA Agreements; (b) each Joint Document; (c) the Gas Sales Agreement; and (d) any Material Contract. “Lender” means: (a) the Original Lender; and (b) any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 22 (Changes to the Lender),

9 which in each case has not ceased to be a Party in accordance with the terms of this Agreement. “Material Adverse Effect” means a material adverse effect on: (a) the assets, business or operations of the Group taken as a whole; or (b) the ability of the Obligors (taken as a whole) to perform their payment or other material obligations under the Finance Documents; or (c) the validity or enforceability of the whole or any material part of any Finance Document or the effectiveness or ranking of any Security granted pursuant to the Transaction Security Documents or any material rights or remedies of the Lender under the Finance Documents. “Material Contract” means: (a) any agreement between Tamboran MidCo and any party under which Tamboran MidCo incurs Financial Indebtedness; and (b) any agreement for design, engineering, development, construction or operations services entered into between an Obligor, Tamboran B1 or Tamboran B2 and a counterparty in connection with the Pilot Project having a value of more than $10,000,000 in aggregate or per annum. “Minimum Liquidity Review Event” has the meaning given to that term in Clause 21.2 (Minimum Liquidity Review Event). “Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that: (a) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; and (b) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month. “Northern Territory Government” means The Northern Territory of Australia. “Obligor” means the Company or a Guarantor. “Original Financial Statements” means the audited consolidated financial statements of the Group for the financial year ended 30 June 2024. “Parent” means Tamboran Resources Corporation (NYSE: TBN), a company incorporated in Delaware with company number 7640969. “Parent Guarantee” means the guarantee dated on or about the date of this Agreement, provided by the Parent in favour of the Lender in respect of the Financial Indebtedness incurred by the Obligors under the Finance Documents. “Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “Party” means a party to this Agreement.

10 “Performance Bond” means: (a) a letter of credit, bank guarantee or performance bond, substantially in the form set out in Schedule 7 (Form of Performance Bond) or in any other form requested by the Company and agreed by the Lender; or (b) any guarantee, indemnity or other instrument in a form requested by the Company and agreed by the Lender. “Performance Bond Claim” has the meaning given in clause 5.1 (Claims Under a Performance Bond). “Performance Bond Payment” means any payment that has been made or is due to be made by the Lender in respect of any Performance Bond Claim. “Pilot Project” means the development of the Assets to the extent necessary for the supply of 40TJ/day to the Northern Territory Government pursuant to the Gas Sales Agreement. “Power” means a power, right, authority, discretion or remedy which is conferred on a person: (a) under any Finance Document; or (b) by law in relation to any Finance Document. “PPSA” means the Personal Property Securities Act 2009 (Cth). “Related Fund” in relation to a fund (the “first fund”), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund. “Renewal Request” means a written notice delivered to the Lender in accordance with Clause 4.7 (Renewal of a Performance Bond). “Repeating Representations” means each of the representations set out in Clause 17 (Representations) (other than Clauses 17.4 (No conflict with other Obligations), 17.8 (Insolvency), 17.9 (No Stamp Taxes), 17.11(c) (No Misleading Information), 17.14 (No Proceedings Pending or Threatened) and 17.21(a) (Group Structure Chart). “Representative” means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian. “Review Event” means a: (a) Delisting Review Event; (b) Minimum Liquidity Review Event; (c) Financial Covenant Review Event; or (d) Trade Creditor Review Event. “Sanctioned Country” means any country or territory which is listed on a Sanctions List or is subject to Sanctions. “Sanctioned Entity” means: (a) a person, country or territory which is listed on a Sanctions List or is subject to Sanctions; or

11 (b) a person which is ordinarily resident in or whose principal place of business is in a Sanctioned Country. “Sanctioned Transaction” means financing or providing any credit, directly or indirectly, to: (a) a Sanctioned Entity; or (b) any other person or entity if an Obligor or any of its Affiliates has actual knowledge that the person or entity proposes financing or providing any credit, directly or indirectly, to a Sanctioned Entity, in each case to the extent that to do so is prohibited by, or would cause any breach of, Sanctions. “Sanctions” means trade, economic or financial sanctions, immigration or humanitarian sanctions, proliferation financing risks (including dual use goods), laws, regulations, embargoes or restrictive measures published and imposed, administered or enforced from time to time by any Sanctions Authority. “Sanctions Authority” means: (a) the United Nations; (b) the European Union; (c) the Council of Europe (founded under the Treaty of London, 1946); (d) the government of the United States of America; (e) the government of the United Kingdom; and (f) the Commonwealth of Australia, and any of their governmental authorities, including, without limitation, the Office of Foreign Assets Control for the US Department of Treasury (“OFAC”), the US Department of Commerce, the US State Department or the US Department of the Treasury, His Majesty's Treasury (“HMT”), and the Australian Sanctions Office of the Australian Department of Foreign Affairs and Trade (“DFAT”). “Sanctions List” means: (a) means the Consolidated List of all persons and entities listed under Australian sanctions laws maintained and published by DFAT; (b) the Specially Designated Nationals and Blocked Persons List maintained and published by OFAC; (c) the Consolidated List of Financial Sanctions Targets and the Investments Ban List maintained and published by HMT; and (d) any similar list maintained and published, or a public announcement of a Sanctions designation made, by any Sanctions Authority, in each case as amended, supplemented or substituted from time to time. “Secured Property” means all of the assets of the Obligors which from time to time are the subject of a Transaction Security. “Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect, including any “security interest” as defined in sections 12(1) or (2) of the PPSA.

12 “SPCF” means Sturt Plateau Compression Facility Sub Pty Ltd ACN 681 800 162 as trustee for the Sturt Plateau Compression Facility Sub Trust. “Specified Time” means a time determined in accordance with Schedule 6 (Timetables). “Sturt Plateau Compression Facility” means the gas processing facility forming part of the Pilot Project, which will in turn be connected to the Sturt Plateau Pipeline. “Sturt Plateau Pipeline” means the proposed high pressure gas pipeline to connect the Pilot Project to the existing Amadeus Gas Pipeline and associated connection facilities and ancillary infrastructure. “Subsidiary” means a subsidiary within the meaning of Part 1.2 Division 6 of the Corporations Act 2001 (Cth). “Tamboran B1” means Tamboran (B1) Pty Limited ACN 662 327 237. “Tamboran B2” means Tamboran B2 Pty Ltd ACN 105 431 525. “Tamboran MidCo” means Tamboran SPCF Pty Ltd ACN 677 501 049. “Tamboran Resources” means Tamboran Resources Pty Ltd ACN 135 299 062. “Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same). “Tax Act” means the Income Tax Assessment Act 1936 (Cth), the Income Tax Assessment Act 1997 (Cth) or the Taxation Administration Act 1953 (Cth) as the context requires. “Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document. “Term” means each period determined under this Agreement for which the Lender is under a liability under a Performance Bond. “Termination Date” means: (a) in relation to Facility A, the date that is three years after the date of this Agreement; (b) in relation to Facility B, the date that is three years after the date of this Agreement; (c) in relation to Facility C, the date that is three years after the date of this Agreement; and (d) in relation to an Incremental Facility, the date specified in the relevant Incremental Facility Notice in relation to that Incremental Facility. “Trade Creditor Review Event” has the meaning given to that term in Clause 21.4 (Trade Creditor Review Events). “Transaction Security” means each Security created or expressed to be created in favour of, or held for the benefit of, the Lender pursuant to the Transaction Security Documents. “Transaction Security Documents” means: (a) the Initial General Security Deed; (b) the Deed of Priority; and

13 (c) any other document entered into by any Obligor creating or expressed to create any Security over all or any part of its assets in respect of the obligations of any of the Obligors under any of the Finance Documents. “Transfer Certificate” means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Lender and the Company. “Transfer Date” means, in relation to an assignment or a transfer, the Transfer Date specified in the relevant assignment agreement or Transfer Certificate. “Unpaid Sum” means any sum due and payable but unpaid by an Obligor under the Finance Documents. “US” means the United States of America. “US Tax Obligor” means: (a) the Company (but only if it is resident for tax purposes in the US); or (b) an Obligor some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes. “Utilisation” means a utilisation of a Facility. 1.2 Construction (a) Unless a contrary indication appears, any reference in this Agreement to: (i) the “Lender”, any “Obligor” or any “Party” shall be construed so as to include its executors, administrators, successors, substitutes (including by novation) and assigns to, or of, its rights and/or obligations under the Finance Documents; (ii) “assets” includes present and future properties, revenues and rights of every description; (iii) a “Finance Document” or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended or restated; (iv) “guarantee” means (other than in Clause 16 (Guarantee)) (A) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or (B) any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness; (v) “indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent; (vi) a “person” or “entity” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership or other entity (whether or not having separate legal personality) or two or more of them and any reference to a particular person or entity (as so defined) includes a reference to that person’s or entity’s executors, administrators, successors, substitutes (including by novation) and assigns;

14 (vii) a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation and if not having the force of law, with which responsible entities in the position of the relevant Party would normally comply; (viii) a Utilisation made or to be made to the Company includes a Performance Bond issued on its behalf; (ix) a provision of law or a regulation is a reference to that provision as amended or re-enacted; (x) a time of day is a reference to Sydney time; and (xi) the words “including”, “for example” or “such as” when introducing an example do not limit the meaning of the words to which the example relates to that example or examples of a similar kind. (b) Section, Clause and Schedule headings are for ease of reference only. (c) Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement. (d) A Default (which is not an Event of Default) is “continuing” if it has not been remedied or waived in writing by the Lender, and an Event of Default, Review Event or Cash Cover Event is “continuing” if it has not been remedied to the satisfaction of the Lender or waived in writing by the Lender. (e) The Company “repaying” or “prepaying” a Performance Bond means: (i) the Company providing Cash Cover for that Performance Bond; (ii) the Company making a payment under Clause 5.1 (Claims Under a Performance Bond) in respect of the Performance Bond or the Company reimbursing an amount paid by the Lender under the Performance Bond under Clause 5.2 (Indemnities); (iii) the maximum amount payable under the Performance Bond being reduced or cancelled in accordance with its terms; (iv) the Performance Bond being returned to the Lender; (v) the Lender being satisfied that it has no further liability under that Performance Bond; or (vi) providing a back-to-back letter of credit, bank guarantee or similar from a bank which, along with the terms (including fees and identity of the issuer) of such letter of credit, bank guarantee or similar instrument, must be acceptable to the Lender in its absolute discretion, and the amount by which a Performance Bond is repaid or prepaid under paragraphs (i), (ii), (iii) and (vi) above is the amount of the relevant Cash Cover, payment,

15 reimbursement, reduction or cancellation. When under this Agreement the Company is obliged to repay or prepay a Performance Bond, it must: (A) provide Cash Cover for the outstanding amount of the Performance Bond (less the total amount paid by the Lender under the Performance Bond); and (B) pay under Clause 5.1 (Claims Under a Performance Bond) or Clause 5.2 (Indemnities) an amount equal to the total amount paid by the Lender under the Performance Bond, except to the extent that the amount of the Performance Bond has been repaid or prepaid by another means. (f) An amount borrowed includes any amount utilised by way of Performance Bond. (g) Amounts outstanding under this Agreement include amounts actually or contingently outstanding under or in respect of any Performance Bond. (h) An outstanding amount of a Performance Bond at any time is the maximum amount that is or may be payable by the Company in respect of that Performance Bond at that time. (i) The Company’s obligation on Utilisations becoming “due and payable” includes the Company repaying any Performance Bond in accordance with paragraph (e) above. 1.3 Currency Symbols and Definitions “A$”, “AUD” and “Australian dollars” denote the lawful currency of Australia. 1.4 Obligors’ Agent (a) All communications and notices under the Finance Documents to and from the Obligors may be given to or by the Company. (b) Each Obligor (other than the Company) irrevocably appoints the Company to act on its behalf as its agent in connection with the Finance Documents and irrevocably authorises the Company on its behalf to: (i) supply all information relating to itself as contemplated by any Finance Document to the Lender; (ii) give and receive all communications and notices (including any Issue Request or Selection Notice) and instructions under the Finance Documents; and (iii) agree and sign all documents under or in connection with the Finance Documents (including any amendment, novation, supplement, extension or restatement of or to any Finance Document) without further reference to, or the consent of, that Obligor. (c) An Obligor shall be bound by any act of the Company under this Clause 1.4. (d) To the extent that there is any conflict between any communication or notice by the Company on behalf of an Obligor and any other Obligor, those of the Company shall prevail. 1.5 Process Agent Acceptance The Company:

16 (a) irrevocably accepts the appointment as process agent by the Parent pursuant to clause 15.7 (Process Agent) of the Parent Guarantee and will perform such obligations as agent as set forth in the Finance Documents; and (b) agrees that: (i) it will not terminate such agency relationship prior to the Termination Date; (ii) it will maintain an office in Australia, at all times to and including said date; (iii) it will promptly forward to the Parent any such summons, notice, complaint or other legal process that the undersigned receives in connection with its appointment as the Parent’s process agent. 1.6 Release of Transaction Security If any Transaction Security has been created over property that is to be disposed of as part of a transaction permitted under Clause 19.11 (Merger) or Clause 19.15 (Key Documents), then, provided no Event of Default would occur as a result of such disposal, the Lender shall, at the cost and request of the Company, promptly release any Transaction Security as may be necessary in order to allow the disposal of the relevant property.

17 Section 2 The Facilities 2. The Facilities 2.1 Facility A, Facility B and Facility C Subject to the terms of this Agreement, the Lender makes available to the Company: (a) an Australian dollar performance guarantee facility in an aggregate amount equal to the Facility A Commitment; (b) an Australian dollar performance guarantee facility in an aggregate amount equal to the Facility B Commitment; and (c) an Australian dollar performance guarantee facility in an aggregate amount equal to the Facility C Commitment. 2.2 Incremental Facility (a) The Company may, by the delivery of a completed Incremental Facility Notice to the Lender, seek commitments for additional performance guarantee facilities (any such facility, once committed, being an “Incremental Facility”) at any time in an aggregate amount of up to $20,000,000, provided that: (i) the termination date for an Incremental Facility is no earlier than the Termination Date for Facility A (for the avoidance of doubt, the termination date for such Incremental Facility may be the same as for Facility A); (ii) the Incremental Facility is denominated in Australian dollars; and (iii) no Default or Review Event is continuing at that time or will occur as a result of the implementation and drawing of the Incremental Facility. (b) Each Incremental Facility Notice shall: (i) specify the requested amount of the Incremental Facility; (ii) specify the Company as the borrower; (iii) include the proposed pricing and terms for the Incremental Facility, which shall comply with the terms of this Clause 2.2. (c) The Lender will be given the opportunity to provide the Incremental Facility, however: (i) the Lender shall not be obliged to provide the Incremental Facility or any Incremental Facility Commitment; and (ii) the Lender may agree to provide the Incremental Facility or any Incremental Facility Agreement subject to the satisfaction of any conditions it may require. (d) The Incremental Facility will become effective on a date required by the Company and in accordance with the terms of the Incremental Facility Notice provided that: (i) the terms of this Clause 2.2 have been complied with; (ii) an Incremental Facility Notice has been executed by the Company and countersigned by the Lender (in its absolute discretion); and

18 (iii) any Incremental Facility will be effected pursuant to one or more amending agreements. 3. Purpose 3.1 Purpose (a) The Company shall utilise Facility A, Facility B and Facility C to request the issuance of one or more Performance Bonds for the purposes of: (i) replacing existing security bonds with bank guarantees on behalf of Tamboran B2 and its joint venture partners in favour of the Northern Territory Government in respect of: (A) the gas exploration wells in the Beetaloo Basin acquired by Tamboran Resources in November 2022 from Origin Energy Limited and which were drilled prior to November 2022; and (B) the gas exploration wells in the Beetaloo Basin which were drilled by Tamboran B2 between 1 January 2023 and 13 December 2024 (inclusive); (ii) issuing new bank guarantees to cover security bonds on behalf of Tamboran B2 and its joint venture partners in favour of the Northern Territory Government in respect of any obligations for operations in connection with the Pilot Project; (iii) issuing new bank guarantees to cover security bonds on behalf of any subsidiary of Tamboran Resources (including SPCF) in favour of the Northern Territory Government in respect of operations in the Beetaloo Basin; (iv) issuing new bank guarantees to cover security bonds on behalf of Tamboran B2 and its joint venture partners in favour of APA SPP in relation to the construction of the Sturt Plateau Pipeline and the gas transportation arrangements for the Sturt Plateau Pipeline; and (v) issuing new bank guarantees to cover security bonds in favour of any landlord of any Obligor or subsidiary of Tamboran Resources in respect of that Obligor’s or subsidiary’s corporate offices in Australia, provided that the aggregate Face Value Amount of Performance Bonds issued for the purposes described in paragraphs (iii) and (v) does not exceed A$5,000,000 (in aggregate) at any time. (b) Without limitation to Clause 3.1(a), the Company shall utilise each Incremental Facility to request the issuance of one or more Performance Bonds for the purpose of covering security bonds in relation to the construction and usage of the Sturt Plateau Compression Facility. 3.2 Monitoring The Lender is not bound to monitor or verify the application of any Performance Bond issued pursuant to this Agreement (or any Performance Bond Payment made thereunder).

19 Section 3 Utilisation 4. Utilisation 4.1 Initial conditions precedent The Lender will only be obliged to comply with Clause 4.6 (Issue of Performance Bonds) in respect of the first Utilisation under this Agreement if the Lender has received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Lender. The Lender shall notify the Company promptly upon being so satisfied. 4.2 Maximum number of Utilisations (a) The Company may not request that a Performance Bond be issued under Facility A, Facility B or Facility C if, as a result of the proposed Utilisation: (i) 30 or more Performance Bonds would be outstanding under Facility A; (ii) 30 or more Performance Bonds would be outstanding in aggregate under Facility B and Facility C; or (b) The Company may not request that a Performance Bond be issued under an Incremental Facility if, as a result of the proposed Utilisation, the number of Performance Bonds outstanding under that Incremental Facility would exceed the number specified in the relevant Incremental Facility Notice. 4.3 Delivery of an Issue Request The Company (or the Company on behalf of a member of the Group or an Obligor) may request a Performance Bond to be issued by delivery to the Lender of a duly completed Issue Request not later than the Specified Time. 4.4 Completion of an Issue Request Each Issue Request for a Performance Bond is irrevocable and will not be regarded as having been duly completed unless: (a) it specifies that it is for a Performance Bond; (b) it identifies the Facility to be utilised; (c) it identifies the Company as the sole applicant; (d) the proposed Issue Date is a Business Day within the Availability Period applicable to that Facility; (e) the currency and amount of the Performance Bond comply with Clause 4.5 (Currency and Amount); (f) the form of Performance Bond is attached and is substantially in the form set out in Schedule 7 (Form of Performance Bond) or another form that has been agreed in writing by the Lender; (g) the delivery instructions for the Performance Bond are specified; (h) the beneficiary of the Performance Bond is an Acceptable Beneficiary; and

20 (i) the underlying contract or agreement in respect of which the Performance Bond is issued is specified. 4.5 Currency and Amount (a) The currency specified in an Issue Request must be Australian dollars. (b) The Face Value Amount of the proposed Performance Bond must be an amount which is not more than the Available Commitment and which is a minimum of A$20,000 or, if less, the Available Commitment. 4.6 Issue of Performance Bonds (a) If the conditions set out in this Agreement have been met, the Lender shall issue the Performance Bond on the Issue Date. (b) The Lender will only be obliged to comply with paragraph (a) above if on the date of the Issue Request or Renewal Request and on the proposed Issue Date: (i) in the case of a Performance Bond to be renewed in accordance with clause 4.7 (Renewal of a Performance Bond), no Event of Default is continuing or would result from the proposed Utilisation and, in the case of any other Utilisation, no Default or Review Event is continuing or would result from the proposed Utilisation; (ii) the Repeating Representations to be made by each Obligor are true in all material respects; (iii) in respect of the first Utilisation of Facility B only, the Company has provided evidence (in the form of bank statements of the Parent) that the Parent has successfully raised and received A$62,500,000 after the date of this Agreement; and (iv) in respect of the first Utilisation of Facility C only, the Company has provided evidence (in the form of bank statements of the Parent) that the Parent has successfully raised and received A$75,000,000 after the date of this Agreement. (c) The Lender has no duty to enquire of any person whether or not any of the conditions set out in paragraph (b) above have been met. The Lender may assume that those conditions have been met unless it is expressly notified to the contrary. The Lender will have no liability to any person for issuing a Performance Bond based on such assumption. 4.7 Renewal of a Performance Bond (a) The Company may request that any Performance Bond issued on behalf of the Company be renewed or extended by delivery to the Lender of a Renewal Request in substantially similar form to an Issue Request for a Performance Bond by the Specified Time. (b) The Lender shall treat any Renewal Request in the same way as an Issue Request for a Performance Bond except that the condition set out in paragraph (f) of Clause 4.4 (Completion of an Issue Request) shall not apply.

21 (c) The terms of each renewed Performance Bond shall be the same as those of the relevant Performance Bond immediately prior to its renewal, except that: (i) its Face Value Amount may be less than the Face Value Amount of the Performance Bond immediately prior to its renewal; and (ii) its Term shall start on the date which was the Expiry Date of the Performance Bond immediately prior to its renewal, and shall end on the proposed Expiry Date specified in the Renewal Request. (d) Subject to paragraph (e) below, if the conditions set out in this Agreement have been met, the Lender shall amend or re-issue any Performance Bond pursuant to a Renewal Request. (e) Where a new Performance Bond is to be issued to replace by way of renewal an existing Performance Bond, the Lender is not required to issue that new Performance Bond until the Performance Bond being replaced has been returned to the Lender or the Lender is satisfied either that it will be returned to it or otherwise that no liability can arise under it. 4.8 Performance Bond which does not expire before Termination Date A Performance Bond may be issued with or without an Expiry Date. If a Performance Bond does not have an Expiry Date, or the Expiry Date of the Performance Bond is after the Termination Date applicable to that Facility, the Company shall repay or prepay the Performance Bond on the Termination Date applicable to that Facility. 5. Performance Bonds 5.1 Claims Under a Performance Bond (a) The Company irrevocably and unconditionally authorises the Lender to pay any Performance Bond Claim made or purported to be made under a Performance Bond requested by it and which appears on its face to be in order and to make any payment under clause 5.4 (Voluntary pay out) (a “Performance Bond Claim”). (b) In respect of any Performance Bond, the Lender shall promptly inform the Company of any Performance Bond Claim made, and any Performance Bond Payment thereof. (c) The Company shall pay to the Lender an amount equal to the amount of any Performance Bond Payment promptly after the day on which the Lender makes that Performance Bond Payment. If the Company does not pay this amount to the Lender on the date on which the Lender pays the Performance Bond Payment, interest shall accrue on the amount from that date up to the actual date of payment in accordance with clause 9 (Default Interest). (d) The Company acknowledges that the Lender: (i) may make payments under a Performance Bond by any means that it determines; (ii) may make any payments under a Performance Bond despite any direction by the Company or any other person to the Lender not to pay, any dispute between the Company or any other person and the Lender as to the Lender’s obligation to pay, any dispute between the Company and the beneficiary of the Performance Bond or any claim by the Company or any other person that a claim under the Performance Bond is not valid;

22 (iii) is not obliged to carry out any investigation or seek any confirmation from any other person before paying a claim; (iv) may refuse to make a payment under a Performance Bond (in its absolute discretion) where it considers that a claim under, or any other document presented under the Performance Bond, does not comply with the terms of the Performance Bond; and (v) deals in documents only and will not be concerned with the legality of a claim or any underlying transaction or any available set-off, counterclaim or other defence of any person. (e) The obligations of the Company under this Clause 5 will not be affected by: (i) the sufficiency, accuracy or genuineness of any claim or any other document; (ii) any incapacity of, or limitation on the powers of, any person signing a claim or other document; (iii) any act of any Governmental Agency, court, arbitral body, agency or authority or the application of any law or regulation affecting any Performance Bond; or (iv) any failure by any person to obtain any Authorisation required or desirable in connection with any Performance Bond. 5.2 Indemnities (a) Without prejudice to the Company’s obligation under Clause 5.1 (Claims under a Performance Bond), the Company shall immediately on demand indemnify the Lender against any cost, loss or liability incurred by the Lender (otherwise than by reason of the Lender’s gross negligence or wilful misconduct) in acting as the Lender under any Performance Bond requested by the Company (including as a result of the Lender making a payment under Clause 5.4 (Voluntary pay out)). (b) The obligations of the Company under this Clause are continuing obligations and will extend to the ultimate balance of sums payable by the Company in respect of any Performance Bond, regardless of any intermediate payment or discharge in whole or in part. (c) The obligations of the Company under this Clause will not be affected by any act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of its obligations under this Clause (without limitation and whether or not known to it or any other person) including: (i) any time, waiver or consent granted to, or composition with, any Obligor, any beneficiary under a Performance Bond or any other person; (ii) the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor or any member of the Group; (iii) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor, any beneficiary under a Performance Bond or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

23 (iv) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor, any beneficiary under a Performance Bond or any other person; (v) any amendment (however fundamental) or replacement of a Finance Document, any Performance Bond or any other document or security; (vi) any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document, any Performance Bond or any other document or security; or (vii) any insolvency or similar proceedings. 5.3 Rights of Contribution No Obligor will be entitled to any right of contribution or indemnity from the Lender in respect of any payment it may make under this Clause 5. 5.4 Voluntary pay out The Lender may cancel a Performance Bond at any time if: (a) an Event of Default is continuing; (b) the Lender would be entitled to exercise its rights under clause 7.1 (Illegality in relation to Performance bond); or (c) on or at any time after the date falling 180 days after the Termination Date applicable to the relevant Facility, by paying to the beneficiary of the relevant Performance Bond the outstanding amount of the Performance Bond or any lesser amount specified by the beneficiary.

24 Section 4 Repayment, Prepayment and Cancellation 6. Repayment (a) The Company shall repay (or shall procure the repayment of) all amounts outstanding but unpaid under each Facility in full on the applicable Termination Date. (b) As soon as reasonably practicable after the applicable Termination Date, the Company shall procure the original of each Performance Bond has been returned to the Lender, unless the Company has provided Cash Cover to the Lender for the Face Value Amount of such Performance Bond or the Performance Bond has otherwise been repaid. 7. Prepayment and Cancellation 7.1 Illegality in relation to Performance Bond If, in any applicable jurisdiction, it becomes unlawful (or impossible as a result of a change in law or regulation) for the Lender to issue or leave outstanding any Performance Bond, then: (a) the Lender shall promptly notify the Company upon becoming aware of that event; (b) upon the Lender notifying the Company, the Lender shall not be obliged to issue any Performance Bond; (c) the Company shall use its best endeavours to procure the release of each Performance Bond issued by the Lender and outstanding at such time on or before the date specified by the Lender in the notice delivered to the Company (being no earlier than the last day of any applicable grace period permitted by law); and (d) the Facilities shall cease to be available for the issue of Performance Bonds. 7.2 Cancellation (a) The Company may, if it gives the Lender not less than two Business Days’ (or such shorter period as the Lender may agree) prior notice, cancel the whole or any part (being a minimum amount of $1,000,000) of an Available Commitment. Any cancellation under this Clause 7.2 shall reduce the Commitment of the Lender under that Facility. (b) If Financial Close has not occurred by 31 December 2024, the Facility and all Commitments will be automatically cancelled in full. (c) If: (i) an Obligor or any other member of the Group, or Tamboran B1 or Tamboran B2: (A) is or becomes a Sanctioned Entity; (B) participates in any manner in any Sanctioned Transaction; or (C) contravenes any Sanctions or is targeted under any Sanctions; or (ii) the Lender becomes aware of any enforcement action under Sanctions, including any restriction on the ability of the Group (or any member thereof), Tamboran B1 or Tamboran B2 to conduct business with its current or future correspondent banks or in relation to the Lender, as a result of the Lender's participation in the Finance Documents,

25 then: (iii) in the case of clause 7.2(c)(i), the relevant Obligor shall promptly notify the Lender; and (iv) in the case of clause 7.2(c)(ii), the Lender shall as soon as reasonably possible notify the Borrower, in each case upon becoming aware of that event. (d) If any event or circumstance under clause 7.2(c) occurs, the Lender may, by notice to the Company, elect to cancel the Commitments of the Lender with effect from the date of receipt by the Company of such notice and declare that all or part of the Utilisation, together with accrued interest and fees, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable. 7.3 Voluntary Prepayment of Utilisations The Company may, if it gives the Lender not less than two Business Days’ (or such shorter period as the Lender may agree) prior notice, prepay the whole or any part of a Performance Bond (but if in part, being an amount that reduces the Face Value Amount of the Performance Bond by a minimum amount of $1,000,000). 7.4 Restrictions (a) Any notice of cancellation, prepayment, authorisation or other election given by any Party under this Clause 7 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment. (b) Any prepayment under this Agreement shall be made together with accrued interest and fees on the amount prepaid and without premium or penalty. (c) Unless a contrary indication appears in this Agreement, any part of a Facility which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement. (d) The Company shall not repay or prepay all or any part of the Utilisations or cancel all or any part of the Commitment except at the times and in the manner expressly provided for in this Agreement. (e) No amount of the Commitment cancelled under this Agreement may be subsequently reinstated. (f) If all or part of a Utilisation under a Facility is repaid or prepaid and is not available for redrawing, an amount of the Lender’s Commitment (equal to the amount which is repaid or prepaid) in respect of that Facility will be deemed to be cancelled on the date of repayment or prepayment. 8. Cash Cover (a) The Lender shall place any Cash Cover it receives into an interest bearing account in the name of the Company and in respect of which the following conditions must be met: (i) the account is with the Lender; (ii) interest is paid to or for the account of the Company at intervals no less frequently than monthly; and

26 (iii) until no amount is or may be outstanding under any Performance Bond, withdrawals from the account may only be made: (A) to pay the Lender amounts due and payable to it under this Agreement in respect of a Performance Bond, or otherwise as agreed in writing by the Lender; or (B) in accordance with paragraphs (b) or (c) below, provided that no Event of Default or Review Event has occurred and is continuing, (such account being a “Cash Cover Account”). (b) Within five Business Days of the occurrence of a Cash Cover Event, the Company shall provide Cash Cover to the Lender for the outstanding amount of each Performance Bond issued in respect of or in connection with an APA Agreement, provided that where such Cash Cover Event is no longer continuing, the Company may, subject to clause 8(a)(iii)(B) above, immediately withdraw such Cash Cover from the Cash Cover Account without the consent of the Lender. (c) The Company must, prior to the issue of any such Performance Bond, provide Cash Cover in respect of any Performance Bond that is issued after a Cash Cover Event has occurred and while it is continuing, provided that where such Cash Cover Event is no longer continuing, the Company may, subject to clause 8(a)(iii)(B) above, immediately withdraw such Cash Cover from the Cash Cover Account without the consent of the Lender. 9. Default Interest (a) If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which is 12 per cent per annum. Any interest accruing under this Clause 9 shall be immediately payable by the Obligor on demand by the Lender. (b) Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount on the last day of each successive period of three Months but will remain immediately due and payable.

27 Section 5 Costs of Utilisation 10. Fees 10.1 Commitment Fee (a) The Company shall pay to the Lender: (i) a fee in Australian dollars computed at the rate of 4.00 per cent per annum on the Lender's Available Commitment under Facility A for the period from, and including, the date of this Agreement to the expiry of the Availability Period applicable to Facility A (the “Facility A Commitment Fee”); (ii) a fee in Australian dollars computed at the rate of 4.00 per cent per annum on the Lender's Available Commitment under Facility B for the period from, and including, the date the Company provides the evidence referred to in clause 4.6(b)(iii) to the expiry of the Availability Period applicable to Facility B (the “Facility B Commitment Fee”); and (iii) a fee in Australian dollars computed at the rate of 4.00 per cent per annum on the Lender's Available Commitment under Facility C for the period from, and including, the date the Company provides the evidence referred to in clause 4.6(b)(iv) to the expiry of the Availability Period applicable to Facility C (the “Facility C Commitment Fee”), (each a “Commitment Fee”). (b) The accrued Facility A Commitment Fee shall be payable within five Business Days of the last day of each successive period of three Months which ends during the Availability Period in respect of Facility A, on the last day of the Availability Period in respect of Facility A, and also on any cancelled amount of the Facility A Commitment at the time such cancellation is effective. (c) The accrued Facility B Commitment Fee shall be payable within five Business Days of the last day of each successive period of three Months which ends during the Availability Period in respect of Facility B, on the last day of the Availability Period in respect of Facility B, and also on any cancelled amount of the Facility B Commitment at the time such cancellation is effective. (d) The accrued Facility C Commitment Fee shall be payable within five Business Days of the last day of each successive period of three Months which ends during the Availability Period in respect of Facility C, on the last day of the Availability Period in respect of Facility C, and also on any cancelled amount of the Facility C Commitment at the time such cancellation is effective. 10.2 Establishment Fee (a) The Company must pay to the Lender, in Australian dollars, an establishment fee in an amount equal to the sum of: (i) 2.00 per cent of the aggregate of all Facility A Commitments as at the date of this Agreement (the “Facility A Establishment Fee”); (ii) 2.00 per cent of the aggregate of all Facility B Commitments as at the date of this Agreement (the “Facility B Establishment Fee”); and

28 (iii) 2.00 per cent of the aggregate of all Facility B Commitments as at the date of this Agreement (the “Facility C Establishment Fee”), (each an “Establishment Fee”). (b) The Facility A Establishment Fee shall be payable by the Company within two Business Days after the date of this Agreement, in available funds and without deduction, set-off or counterclaim. (c) The Facility B Establishment Fee shall be payable by the Company within two Business Days after the date the Company provides the evidence referred to in clause 4.6(b)(iii) and the Lender confirms in writing that such evidence is in form and substance satisfactory to it, in available funds and without deduction, set-off or counterclaim. (d) The Facility C Establishment Fee shall be payable by the Company within two Business Days after the date the Company provides the evidence referred to in clause 4.6(b)(iv) and the Lender confirms in writing that such evidence is in form and substance satisfactory to it, in available funds and without deduction, set-off or counterclaim. (e) Once paid, each Establishment Fee is non-refundable and non-creditable against any other fees or expenses payable in connection with any other Finance Document. 10.3 Performance Bond Fee (a) Subject to paragraph (c) below, the Company shall pay to the Lender a Performance Bond fee in Australian dollars (computed at the rate equal 10 per cent on the Face Value Amount of each Performance Bond requested by it under Facility A, Facility B or Facility C for the period from the issue of that Performance Bond until its Expiry Date or if the Performance Bond does not have an Expiry Date, until the Performance Bond is repaid in one of the ways set out Clauses 1.2(e)(ii) to 1.2(e)(v) (Construction) (the “Performance Bond Fee”). (b) The accrued Performance Bond Fee on a Performance Bond shall be payable within five Business Days of the last day of each successive period of three Months (or such shorter period as shall end on the Expiry Date for that Performance Bond) starting on the date of issue of that Performance Bond. If the outstanding amount of a Performance Bond is reduced, any Performance Bond Fee accrued in respect of the amount of that reduction shall also be payable on the day that that reduction becomes effective. (c) If the Company provides Cash Cover in respect of any Performance Bond issued under Facility A, Facility B or Facility C: (i) the Performance Bond Fee shall not be payable in respect of the Performance Bond until the Termination Date; and (ii) in respect of any Performance Bond issued under Facility A, Facility B or Facility C with an Expiry Date which falls after the Termination Date for the relevant Facility: (A) the Performance Bond Fee shall be payable on and from the relevant Termination Date; and (B) the Company shall be entitled to apply interest accrued on the Cash Cover to pay the Performance Bond Fee provided that no Event of Default is continuing.

29 10.4 Incremental Facility Fees The Company shall pay to the Lenders such fees in respect of an Incremental Facility as specified in the relevant Incremental Facility Notice in relation to that Incremental Facility.

30 Section 6 Additional Payment Obligations 11. Tax Gross-Up and Indemnities 11.1 Definitions (a) In this Clause 11: “Tax Credit” means a credit against, relief or remission for, or repayment of any Tax. “Tax Payment” means either the increase in a payment made by an Obligor to the Lender under Clause 11.2 (Tax Gross-Up) or a payment under Clause 11.3 (Tax Indemnity). 11.2 Tax Gross-Up (a) Each Obligor shall make all payments to be made by it under the Finance Documents without any Tax Deduction unless such Tax Deduction is required by law. (b) Each Party shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the other Parties accordingly. (c) If a Tax Deduction is required by law to be made by an Obligor except in relation to a Tax described in Clause 11.3(b)(i), 11.3(b)(ii), 11.3(b)(iii) or 11.3(b)(iv) (Tax Indemnity) (in the case of 11.3(b)(iii) or 11.3(b)(iv) reading “Company” as “Obligor”), the Obligor shall pay an additional amount together with the payment so that, after making any Tax Deduction, the Lender receives an amount equal to the payment which would have been due if no Tax Deduction had been required. (d) If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law. (e) Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Lender evidence satisfactory to the Lender, acting reasonably, that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority. 11.3 Tax Indemnity (a) The Company shall (within three Business Days of demand by the Lender) pay to the Lender an amount equal to the loss, liability or cost which the Lender determines will be or has been (directly or indirectly) suffered for or on account of Tax by the Lender in respect of a Finance Document or a transaction or payment under it. (b) Paragraph (a) shall not apply: (i) with respect to any Tax assessed on the Lender if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by the Lender: (A) under the law of the jurisdiction in which the Lender is incorporated or, if different, the jurisdiction (or jurisdictions) in which the Lender is treated as resident for tax purposes; or

31 (B) under the law of the jurisdiction in which the Lender’s Facility Office is located in respect of amounts received or receivable in that jurisdiction; (ii) to the extent the relevant loss, liability or cost: (A) is compensated for by an increased payment under Clause 11.2 (Tax Gross-Up); or (B) relates to a FATCA Deduction required to be made by a Party; or (iii) with respect to a Tax which would not be required to be deducted by the Company if, before the Company makes a relevant payment, the Lender provided the Borrower with any of its name, address, tax file number, Australian business number, registration number or similar details or any relevant tax exemption or similar details; or (iv) with respect to any withholding or deduction on account of the Company receiving a direction under section 255 of the Tax Act, section 260-5 of Schedule 1 of the Tax Act or any similar law. (c) The Lender, if making or intending to make a claim pursuant to paragraph (a) above, shall promptly notify the Company of the event which will give, or has given, rise to the claim. 11.4 Tax Credit If an Obligor makes a Tax Payment and the Lender determines in its absolute discretion that: (a) a Tax Credit is attributable to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and (b) the Lender has obtained, utilised and retained that Tax Credit, subject to Clause 24 (Conduct of Business by the Lender), the Lender shall promptly pay an amount to the Obligor which the Lender determines in its absolute discretion will leave it (after that payment) in the same after-Tax position as it would have been in had the circumstances not arisen which caused the Tax Payment to be required to be made by the Obligor. 11.5 Stamp duties and Taxes The Company shall: (a) pay; and (b) within three Business Days of demand, indemnify the Lender against any cost, expense, loss or liability the Lender incurs in relation to, all stamp duty, registration or other similar Tax payable in respect of any Finance Document except Transfer Certificates. 11.6 Indirect Tax (a) All payments to be made by an Obligor under or in connection with any Finance Document have been calculated without regard to Indirect Tax. If all or part of any such payment is the consideration for a taxable supply or chargeable with Indirect Tax then, when the Obligor makes the payment: (i) it must pay to the Lender an additional amount equal to that payment (or part) multiplied by the appropriate rate of Indirect Tax; and

32 (ii) the Lender will promptly provide to the Obligor a tax invoice complying with the relevant law relating to that Indirect Tax. (b) Where a Finance Document requires an Obligor to reimburse or indemnify the Lender for any costs or expenses, that Obligor shall also at the same time pay and indemnify the Lender against all Indirect Tax incurred by the Lender in respect of the costs or expenses save to the extent that the Lender is entitled to repayment or credit in respect of the Indirect Tax. The Lender will promptly provide to the Obligor a tax invoice complying with the relevant law relating to that Indirect Tax. 11.7 FATCA Information (a) Subject to paragraph (c) below, each Party shall, within ten Business Days of a reasonable request by another Party: (i) confirm to that other Party whether it is: (A) a FATCA Exempt Party; or (B) not a FATCA Exempt Party; (ii) supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA; and (iii) supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime. (b) If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly. (c) Paragraph (a) above shall not oblige the Lender to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of: (i) any law or regulation; (ii) any fiduciary duty; or (iii) any duty of confidentiality. (d) If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information. (e) If the Company is a US Tax Obligor or the Company reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, the Lender shall, within ten Business Days of: (i) where the Company is a US Tax Obligor and the Lender is the Original Lender, the date of this Agreement;

33 (ii) where the Company is a US Tax Obligor on a Transfer Date and the Lender is a New Lender, the relevant Transfer Date; or (iii) where a Borrower is not a US Tax Obligor, the date of a request from the Company supply to the Company: (A) a withholding certificate on Form W-8, Form W-9 or any other relevant form; or (B) any withholding statement or other document, authorisation or waiver as the Company may require to certify or establish the status of the Lender under FATCA or that other law or regulation. (f) The Company shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from the Lender pursuant to paragraph (e) above to the Company. (g) If any withholding certificate, withholding statement, document, authorisation or waiver provided by the Lender pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, the Lender shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Company unless it is unlawful for the Lender to do so (in which case the Lender shall promptly notify the Company). The Company shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the Company. (h) The Company may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from the Lender pursuant to paragraph (e) or (g) above without further verification. The Company shall not be liable for any action taken by it under or in connection with paragraphs (e), (f) or (g) above. 11.8 FATCA Deduction (a) Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction. (b) Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment. 12. Increased Costs 12.1 Increased Costs (a) Subject to Clause 12.3 (Exceptions) the Company shall, within three Business Days of a demand by the Lender, pay for the account of the Lender the amount of any Increased Costs incurred by the Lender or any of its Affiliates as a result of: (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation; or (ii) compliance with any law or regulation,

34 made after the date of this Agreement. This includes any law or regulation with regard to capital adequacy, prudential limits, liquidity, reserve assets or Tax. (b) In this Agreement “Increased Costs” means: (i) an additional or increased cost; or (ii) a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by the Lender or any of its Affiliates to the extent that it is attributable to the Lender having entered into the Commitments or funding or performing its obligations under any Finance Document or Performance Bond. 12.2 Increased Cost Claims (a) If the Lender intends to make a claim pursuant to Clause 12.1 (Increased Costs), it shall notify the Company of the event giving rise to the claim. (b) The Lender shall, as soon as practicable after a demand by the Company, provide a certificate confirming the amount of its Increased Costs. 12.3 Exceptions (a) Clause 12.1 (Increased Costs) does not apply to the extent any Increased Cost is: (i) attributable to a Tax Deduction required by law to be made by an Obligor; (ii) attributable to a FATCA Deduction required to be made by a Party; (iii) compensated for by Clause 11.3 (Tax Indemnity) (or would have been compensated for under Clause 11.3 (Tax Indemnity) but was not so compensated solely because any of the exclusions in Clause 11.3(b) (Tax Indemnity) applied); or (iv) attributable to the wilful breach by the Lender or its Affiliates of any law or regulation. 13. Other Indemnities The Company shall (or shall procure that an Obligor will), within three Business Days of demand, indemnify the Lender (and each officer, agent or employee of the Lender) against any cost, expense, loss or liability (including legal fees) incurred by the Lender as a result of: (a) the occurrence of any Default; (b) any information produced or approved by the Company under or in connection with the Finance Documents or the transactions they contemplate being or being alleged to be misleading or deceptive in any respect; (c) any enquiry, investigation, subpoena (or similar order) or litigation with respect to any Obligor; (d) the exercise or attempted exercise of or the consideration of any Power in connection with any Finance Document or any failure to exercise any Power; (e) the Secured Property or the existence of any interest in, or control or Power with respect to, the Secured Property; (f) a failure by an Obligor to pay any amount due under a Finance Document on its due date;

35 (g) funding, or making arrangements to fund, a Utilisation requested by the Company in an Issue Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by the Lender alone); (h) issuing or making arrangements to issue a Performance Bond requested by the Company in an Issue Request but not issued by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by the Lender alone); (i) a Utilisation (or part of a Utilisation) not being prepaid in accordance with a notice of prepayment given by the Company or the Company. (j) investigating any event which it reasonably believes is a Default; (k) acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or (l) instructing lawyers, accountants, investment bankers, tax advisers, valuers, surveyors, insolvency practitioners or other experts or professional advisers as permitted under this Agreement. 14. Mitigation by the Lender 14.1 Mitigation (a) The Lender shall, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which would result in any Facility ceasing to be available or any amount becoming payable under or pursuant to, or its Commitment being cancelled pursuant to, any of Clause 7.1 (Illegality in relation to Performance Bond), Clause 11 (Tax Gross-up and Indemnities) (other than Clause 11.6 (Indirect Tax)) or Clause 12 (Increased Costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office. (b) Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents. 14.2 Limitation of Liability (a) The Company shall promptly indemnify the Lender for all costs and expenses reasonably incurred by the Lender as a result of steps taken by it under Clause 14.1 (Mitigation). (b) The Lender is not obliged to take any steps under Clause 14.1 (Mitigation) if, in the opinion of the Lender (acting reasonably), to do so might be prejudicial to it. 15. Costs and Expenses 15.1 Transaction Expenses The Company shall promptly on demand pay the Lender the amount of all costs and expenses (including legal fees) reasonably incurred by the Lender (and, where such expenses exceed

36 $10,000, pre-approved by the Company) in connection with the negotiation, preparation, printing, execution and registration of: (a) this Agreement, each Transaction Security and any other documents referred to in this Agreement or a Transaction Security; and (b) any other Finance Documents executed after the date of this Agreement. 15.2 Amendment and Other Costs If (a) an Obligor requests an amendment, waiver or consent or (b) an amendment is required pursuant to Clause 25.7 (Change of Currency), the Company shall, within three Business Days of demand, reimburse the Lender for the amount of all costs and expenses (including legal fees) reasonably incurred by the Lender (and, where such expenses exceed $10,000, pre-approved by the Company) in responding to, evaluating, negotiating or complying with that request or requirement. 15.3 Enforcement costs The Company shall, within three Business Days of demand, pay to the Lender the amount of all costs and expenses (including legal fees on a full indemnity basis) incurred by the Lender in connection with: (a) the actual or contemplated enforcement of, or the preservation or consideration of any right or Power under, any Finance Document. This includes expenses incurred in any review or environmental audit or in retaining consultants to evaluate matters of material concern the Lender; and (b) any proceedings instituted by or against the Lender as a consequence of taking or holding a Transaction Security.

37 Section 7 Guarantee 16. Guarantee 16.1 Guarantee Each Guarantor irrevocably and unconditionally jointly and severally: (a) guarantees to the Lender punctual performance by each Obligor of all that Obligor’s obligations under the Finance Documents; (b) undertakes with the Lender that whenever an Obligor does not pay any amount when due under or in connection with any Finance Document (or anything which would have been due if the Finance Document or the amount was enforceable, valid and not illegal), that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and (c) agrees with the Lender that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify the Lender immediately on demand against any cost, expense, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount of the cost, expense, loss or liability shall be equal to the amount which the Lender would otherwise have been entitled to recover. Each of paragraphs (a), (b) and (c) is a separate obligation. None is limited by reference to the other. 16.2 Continuing Guarantee This Guarantee is a continuing obligation and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part. 16.3 Reinstatement If any payment to or any discharge, release or arrangement given or entered into by the Lender (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is avoided or reduced for any reason (including as a result of insolvency, breach of fiduciary or statutory duties or any similar event) in whole or in part, then the liability of each Guarantor under this Clause 16 will continue or be reinstated as if the discharge, release or arrangement had not occurred and any relevant security shall be reinstated. 16.4 Waiver of Defences The obligations of each Guarantor under this Clause 16 will not be affected by an act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of its obligations under this Clause 16 (without limitation and whether or not known to it or the Lender) including: (a) any time, waiver or other concession or consent granted to, or composition with, any Obligor or other person; (b) the release or resignation of any other Obligor or any other person; (c) any composition or arrangement with any creditor of any Obligor or other person;

38 (d) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, execute, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security; (e) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person; (f) any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security; (g) any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; (h) any set off, combination of accounts or counterclaim; (i) any insolvency or similar proceedings; or (j) this Agreement or any other Finance Document not being executed by or binding against any other Obligor or any other party. References in Clause 16.1 (Guarantee) to obligations of an Obligor or amounts due will include what would have been obligations or amounts due but for any of the above, as well as obligations and amounts due which result from any of the above. 16.5 Immediate Recourse Each Guarantor waives any right it may have of first requiring the Lender (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 16. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary. 16.6 Appropriations Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, the Lender (or any trustee or agent on its behalf) may: (a) refrain from applying or enforcing any other moneys, security or rights held or received or recovered (by set off or otherwise) by the Lender (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and (b) without limiting paragraph (a), refrain from applying any moneys received or recovered (by set off or otherwise) from any Guarantor or on account of any Guarantor’s liability under this Clause 16 in discharge of that liability and claim or prove against anyone in respect of the full amount owing by the Obligors. 16.7 Deferral of Guarantors’ Rights Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Lender otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by

39 it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 16: (a) to be indemnified by an Obligor; (b) to claim any contribution from any other guarantor of or provider of security for any Obligor’s obligations under the Finance Documents; (c) to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Lender under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by the Lender; (d) to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a Guarantee under Clause 16.1 (Guarantee); (e) to exercise any right of set-off against any Obligor; (f) to claim or prove as a creditor of any Obligor in competition with the Lender; and/or (g) in any form of administration of an Obligor (including liquidation, winding up, bankruptcy, voluntary administration, dissolution or receivership or any analogous process) prove for or claim, or exercise any vote or other rights in respect of, any indebtedness of any nature owed to it by the Obligor. 16.8 Release of Guarantors’ Right of Contribution If any Guarantor (a “Retiring Guarantor”) ceases to be a Guarantor in accordance with the terms of the Finance Documents for the purpose of any sale or other disposal of that Retiring Guarantor then on the date such Retiring Guarantor ceases to be a Guarantor: (a) that Retiring Guarantor is released by each other Guarantor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Guarantor arising by reason of the performance by any other Guarantor of its obligations under the Finance Documents; and (b) each other Guarantor waives any rights it may have by reason of the performance of its obligations under the Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Lender under any Finance Document or of any other security taken pursuant to, or in connection with, any Finance Document where such rights or security are granted by or in relation to the assets of the Retiring Guarantor. 16.9 Additional Security This Guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by the Lender.

40 Section 8 Representations, Undertakings and Events of Default 17. Representations 17.1 General Each Obligor makes the representations and warranties set out in this Clause 17 to the Lender on the date of this Agreement. 17.2 Status (a) It is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation. (b) It has the power to own its assets and carry on its business as it is being conducted. 17.3 Binding Obligations (a) The obligations expressed to be assumed by it in each Finance Document to which it is a party are, subject to any necessary stamping and Authorisations, equitable principles and laws generally affecting creditors' rights, legal, valid, binding and enforceable obligations. (b) Without limiting the generality of paragraph (a) above, each Transaction Security Document to which it is a party creates the Security which that Transaction Security Document purports to create and that Security is valid and effective. 17.4 Non-Conflict with Other Obligations The entry into and performance by it of, and the transactions contemplated by, the Finance Documents including the granting of each Transaction Security do not and will not conflict with: (a) any law or regulation applicable to it; (b) its constitutional documents; or (c) any agreement or instrument binding upon it, where, except in the case of subparagraph (b) above, to do so would have, or is reasonably likely to have, a Material Adverse Effect. 17.5 Power and Authority It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents. 17.6 Validity and Admissibility in Evidence All Authorisations required or desirable: (a) to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party; (b) to make the Finance Documents to which it is a party, its legal, valid, binding and enforceable obligations, admissible in evidence in its jurisdiction of incorporation; (c) to perfect each Transaction Security; and

41 (d) for it to carry on its business, where failure to obtain that Authorisation may have a Material Adverse Effect, have been obtained or effected and are in full force and effect. 17.7 Governing Law and Enforcement (a) The choice of law referred to in Clause 36 (Governing Law) as the governing law of the Finance Documents will be recognised and enforced in its jurisdiction of incorporation. (b) Any judgment obtained against it in any jurisdiction referred to in Clause 37 (Enforcement) in relation to a Finance Document will be recognised and enforced in its jurisdiction of incorporation. 17.8 Insolvency No: (a) corporate action, legal proceedings or other procedure or step described in Clause 20.6 (Insolvency Proceedings); or (b) creditors' process described in Clause 20.7, has been taken in relation to an Obligor, the Parent, Tamboran B1 or Tamboran B2, and none of the circumstances described in Clause 20.5 (Insolvency) applies to an Obligor, the Parent, Tamboran B1 or Tamboran B2. 17.9 No Stamp Taxes Under the law of its jurisdiction of incorporation it is not necessary that any stamp, registration or similar Tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents, save for: (a) any payment referred to in any legal opinion delivered to the Lender under this Agreement or disclosed by or behalf of an Obligor to the Lender; or (b) which has been paid or will be paid in satisfaction of the conditions precedent in Schedule 2 (Conditions Precedent) or by the Lender. 17.10 No Event of Default or Review Event No Event of Default or Review Event is continuing which has not been notified to the Lender in accordance with the Finance Documents. 17.11 No Misleading Information To the best of its information, knowledge and belief after having made due inquiry (but subject to the qualifications made when the relevant information is made available): (a) any factual information provided by or on behalf of an Obligor or any other member of the Group (excluding projections) provided in writing to the Lender in connection with the Finance Documents and the transactions they contemplate was true and accurate in all material respects and not misleading in any material respect as at the date it was provided or as at the date (if any) at which it is stated; (b) any projections provided by or on behalf of an Obligor to the Lender have been prepared on the basis of recent historical information and on the basis of assumptions believed by it to be reasonable; and

42 (c) nothing has occurred and no information has been given or withheld that results in the information provided by or on behalf of an Obligor to the Lender being untrue or misleading in any material respect. 17.12 Financial Statements (a) The Original Financial Statements were prepared in accordance with GAAP consistently applied. (b) The Original Financial Statements give a true and fair view and fairly represent the consolidated financial condition of the Group as at the end of the relevant financial year and operations during the relevant financial year. (c) The most recent financial statements delivered pursuant to Clause 18.1 (Financial Statements): (i) have been prepared in accordance with Clause 18.4 (Requirements as to Financial Statements); and (ii) give a true and fair view of (if audited) or fairly present (if unaudited) the consolidated financial condition of the Group as at the end of, and consolidated results of operations for, the period to which they relate. 17.13 Pari Passu Ranking Subject to any Security under this Agreement, its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally. 17.14 No Proceedings Pending or Threatened (a) No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect has or have (to the best of its knowledge and belief) been started or threatened against it or any of its Subsidiaries. (b) No judgment or order of a court, arbitral tribunal or other tribunal or any order or sanction of any government or other regulatory body which is reasonably likely to have a Material Adverse Effect has (to the best of its knowledge and belief) been made against it or any of its Subsidiaries. 17.15 Trustee It does not enter into any Finance Document or hold any property as trustee. 17.16 Authorised signatories Any person specified as its authorised signatory under Schedule 2 (Conditions Precedent) or Clause 18.5 (Information: miscellaneous) is authorised to sign Issue Requests and other notices on its behalf except where it has previously notified the Lender that the authority has been revoked. 17.17 Tax Consolidation (a) It is not (and none of its Subsidiaries is) materially overdue in the filing of any Tax returns and it is not (and none of its Subsidiaries is) materially overdue in the payment of any amount in respect of Tax unless and only to the extent that: (i) such payment is being contested in good faith;

43 (ii) adequate reserves are being maintained for those Taxes and the costs required to contest them; and (iii) such payment can be lawfully withheld and failure to pay those Taxes does not have or is not reasonably likely to have a Material Adverse Effect. (b) No claims are being, or are reasonably likely to be, made against it (or any of its Subsidiaries) with respect to Taxes such that a liability of, or claim against, any member of the Group of $250,000 (or its equivalent in any other currency or currencies) or more is reasonably likely to arise. 17.18 Ranking Each Transaction Security has or will have the ranking in priority which it is expressed to have in the Transaction Security Documents (if any) and it is not subject to any prior ranking or pari passu ranking Security other than Security permitted under this Agreement. 17.19 Good title to assets It and each of its Subsidiaries has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted. 17.20 Shares The shares, membership or other interests, or other securities in or issued by any member of the Group, Tamboran B1 or Tamboran B2 which are subject to a Transaction Security are fully paid and not subject to any option to purchase or similar rights. The constitutional or other documents of entities whose shares, membership or other interests, or other securities are subject to a Transaction Security do not and could not restrict or inhibit any transfer or creation or enforcement of a Transaction Security. 17.21 Group Structure Chart (a) The group structure chart delivered to the Lender as a condition precedent to the first Utilisation is true, complete and accurate in all material respects on the first Utilisation Date. (b) The most recent group structure chart delivered to the Lender under this Agreement is true, complete and accurate in all material respects. 17.22 Sanctions (a) Neither it nor any member of the Group, Tamboran B1 or Tamboran B2 nor, to its knowledge, any director, officer, agent, employee or affiliate of any member of the Group, Tamboran B1 or Tamboran B2: (i) is party to, or participates in, any Sanctioned Transaction; (ii) has contravened any Sanctions; or (iii) is the target of Sanctions or a Sanctioned Entity. (b) It and each other member of the Group, and Tamboran B1 and Tamboran B2, has instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with Sanctions.

44 17.23 Repetition The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on the date of each Issue Request and each date that a Commitment Fee is payable in accordance with this Agreement. 18. Information Undertakings The undertakings in this Clause 18 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force. 18.1 Financial Statements The Company shall supply to the Lender: (a) as soon as the same become available, but in any event within 120 days after the end of each financial year of the Parent, the audited consolidated financial statements of the Parent for that financial year; and (b) as soon as the same become available, but in any event within 75 days after the end of the first half of each financial year of the Parent, the unaudited consolidated financial statements of the Parent for that financial half year. 18.2 Other Reporting The Company shall supply to the Lender: (a) as soon as the same become available, but in any event within 60 days after the end of each financial half-year of the Parent, a consolidated liquidity statement of the Parent substantially in the form delivered as a condition to the first Utilisation under this Agreement in accordance with Schedule 2 (Conditions Precedent) and as provided to the board of the Company, signed by the Managing Director/ Chief Executive Officer and the Chief Financial Officer of the Parent, including a detailed forecast cash flow summary which illustrates that the Parent (and each of its subsidiaries, on a consolidated basis) has sufficient committed funds to meet the Company’s share of (i) the committed appraisal and development activities of Tamboran B2 and (ii) all other obligations of Tamboran B2 to maintain the Assets as required for the performance of the Pilot Project and fund its other budgeted activities; (b) as soon as the same become available, but in any event within 60 days after the end of each financial quarter of the Parent, the quarterly consolidated financial statements of the Parent and an extract from the latest board report of the Parent that includes the financial position of the Parent on a consolidated basis and an operational summary in respect of the Pilot Project; (c) within 10 Business Days after the end of each calendar month: (i) to the extent provided to Tamboran B2 by APA SPP under any development agreement between Tamboran B2 and APA SPP, each periodic monthly Pilot Project update report; and (ii) evidence of the account balances of the Group required to demonstrate compliance with Clause 21.2 (Minimum Liquidity Review Event). 18.3 Compliance Certificate (a) The Company shall supply to the Lender, with each set of financial statements delivered pursuant to Clause 18.1 (Financial Statements), a Compliance Certificate

45 setting out (in reasonable detail) computations as to compliance with Clause 21.3 (Financial Covenant Review Event). (b) Each Compliance Certificate shall be signed by an authorised signatory of the Company. (c) The Company shall supply to the Lender, within 10 Business Days after the end of each financial quarter of the Parent, a certificate signed by the Managing Director/ Chief Executive Officer or the Chief Financial Officer of the Parent certifying that no Minimum Liquidity Review Event is continuing or has occurred at any time during the preceding financial quarter. 18.4 Requirements as to Financial Statements (a) The Company shall procure that each set of annual financial statements delivered by the Company pursuant to Clause 18.1 (Financial Statements) shall be audited by the Company's auditors. (b) Each set of financial statements delivered by the Company pursuant to Clause 18.1 (Financial Statements) shall be certified by a director of the relevant company as fairly representing its financial condition as at the date at which those financial statements were drawn up. (c) The Company shall procure that each set of financial statements of the Parent delivered pursuant to Clause 18.1 (Financial Statements) is prepared using GAAP, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements unless, in relation to any set of financial statements, it notifies the Lender that there has been a change in GAAP, the accounting practices or reference periods and its auditors (or, if appropriate, the auditors of the Parent) deliver to the Lender: (i) a description of any change necessary for those financial statements to reflect the GAAP, accounting practices and reference periods upon which the Original Financial Statements were prepared; and (ii) sufficient information, in form and substance as may be reasonably required by the Lender, to enable the Lender to determine whether Clause 21.3 (Financial Covenant Review Event) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements. (d) Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared. 18.5 Information: Miscellaneous The Company shall supply to the Lender: (a) all documents dispatched by the Company to its shareholders (or any class of them) or its creditors generally (or any class of them) at the same time as they are dispatched; (b) promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the Group, Tamboran B1 or Tamboran B2 and which might, if adversely determined, have a Material Adverse Effect; (c) promptly upon becoming aware of them, the details of any judgment or order of a court, arbitral tribunal or other tribunal or any order or sanction of any governmental or other

46 regulatory body which is made against any member of the Group, Tamboran B1 or Tamboran B2 and which is reasonably likely to have a Material Adverse Effect; (d) promptly following a change in the structure of the Group with respect to the Company or any of its Subsidiaries, Tamboran B1 or Tamboran B2, or Tamboran MidCo and any of its Subsidiaries, an updated group structure chart; (e) promptly, such further information regarding the financial condition, business and operations of any member of the Group, Tamboran B1 or Tamboran B2 as the Lender may reasonably request; (f) promptly, such information as the Lender may reasonably require about the Secured Property and compliance of the Obligors with the terms of any Transaction Security Documents; and (g) promptly, notice of any change in authorised signatories of any Obligor signed by a director or secretary of the Obligor accompanied by specimen signatures of any new signatories, provided that no notice of change shall be effective until the Lender has conducted "know your customer" checks on each such new authorised signatory as required under Clause 18.7 below. 18.6 Notification of Default (a) Each Obligor shall notify the Lender of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor). (b) Promptly upon a request by the Lender, the Company shall supply to the Lender a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it). 18.7 “Know Your Customer” Checks (a) If: (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement; (ii) any change in the status of an Obligor (or of a Holding Company of an Obligor) after the date of this Agreement; (iii) any change in the authorised signatories of an Obligor after the date of this Agreement; or (iv) a proposed assignment or transfer by the Lender of any of its rights and obligations under this Agreement, obliges the Lender (or, in the case of paragraph (iv) above, any prospective new Lender) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of the Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Lender (for itself or, in the case of the event described in paragraph (iv) above, any prospective new Lender) in order for the Lender (or, in the case of the event described in paragraph (iv) above, any prospective new Lender) to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

47 (b) The Company shall promptly supply, or procure the supply of, such documentation and other evidence reasonably requested by the Lender from time to time in relation to an Obligor to enable the Lender to comply with “know your customer” or similar identification procedures in circumstances where such information is not already available to the Lender. 18.8 Publicly available information Notwithstanding anything to the contrary in the Finance Documents, to the extent that any financial statements required to be delivered by an Obligor under the Finance Documents are publicly available, the Obligor shall be deemed to have delivered such financial statements in accordance with the terms of the Finance Documents. 18.9 Inspection Following a Default or Review Event which is continuing, each Obligor shall permit the Lender and/or delegates and/or accountants or other professional advisers and contractors of the Lender access at all reasonable times and on reasonable notice at the risk and cost of the Obligor or Company to (a) the premises, assets, books, accounts and records of each Obligor and (b) to meet and discuss matters with senior management of the Obligors. 18.10 Key Documents Each Obligor shall promptly notify the Lender as soon as it becomes aware of: (a) any material breach or default under a Key Document; (b) any event under a Key Document which with notice, time or both could lead to its termination, revocation, cancellation, suspension or variation; (c) any material amendment to an APA Agreement or Joint Document, or any material amendment to a Material Contract; or (d) the entry by an Obligor, Tamboran B1, Tamboran B2 or Tamboran MidCo into a Material Contract. 19. General Undertakings The undertakings in this Clause 19 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force. 19.1 Authorisations Each Obligor shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect: (a) any Authorisation required to perform its obligations under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document; and (b) to the extent that failure by it to obtain or maintain such Authorisation is reasonably likely to have a Material Adverse Effect, any Authorisation required for it to carry on its business. 19.2 Compliance with Laws Each Obligor shall (and shall ensure that each of the Parent, Tamboran B1 and Tamboran B2 will) comply in all respects with all laws to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect.

48 19.3 Taxes Each Obligor shall (and shall ensure that each of the Parent, Tamboran B1 and Tamboran B2 will) pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that: (a) such payment is being contested in good faith; (b) adequate reserves are being maintained for those Taxes and the costs required to contest them; and (c) such payment can be lawfully withheld and failure to pay those Taxes does not have or is not reasonably likely to have a Material Adverse Effect. 19.4 Preservation of assets Each Obligor shall (and shall ensure that each Tamboran B1 and Tamboran B2 will) maintain in good working order and condition (ordinary wear and tear excepted) all of its assets necessary in the conduct of the Pilot Project. 19.5 Pari passu ranking Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of the Lender against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies. 19.6 Negative Pledge Except as permitted under paragraph (c) below: (a) No Obligor shall (and the Company shall ensure that neither Tamboran B1 nor Tamboran B2 will) create or permit to subsist any Security over any of their respective assets. (b) Without limiting paragraph (a), no Obligor shall (and the Company shall ensure that neither Tamboran B1 nor Tamboran B2 will): (i) sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor, Tamboran B1 or Tamboran B2; (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms; (iii) enter into any title retention arrangement in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset; (iv) enter into any arrangement under which money, or the benefit of a bank or other account, may be applied, set-off or made subject to a combination of accounts; or (v) enter into any other preferential arrangement having a similar effect. (c) Paragraphs (a) and (b) above do not apply to: (i) any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of Obligors, Tamboran B1 or Tamboran B2 and credit balances of members of the Group;

49 (ii) any payment or close out netting or set-off arrangement pursuant to any transactional banking facilities or any hedging transaction entered into by a member of the Group for the purpose of: (A) hedging any risk to which any member of the Group is exposed in its ordinary course of trading; or (B) its interest rate, commodity or currency management operations which are carried out in the ordinary course of business and for non- speculative purposes only, excluding, in each case, any Security, arrangement or transaction under a credit support arrangement in relation to a hedging transaction; (iii) any lien arising by operation of law and in the ordinary course of trading so long as the debt it secures is paid when due or contested in good faith and appropriately provisioned; (iv) any Security, arrangement or transaction over or affecting any asset acquired after the date of this Agreement if: (A) it was not created in contemplation of the acquisition of that asset; (B) the principal amount secured has not been increased in contemplation of or since the acquisition of that asset; and (C) it is removed or discharged within six months of the date of acquisition of such asset; (v) any Security, arrangement or transaction over or affecting any asset of any entity which becomes a member of the Group after the date of this Agreement, where the Security is created prior to the date on which that entity becomes a member of the Group, if: (A) it was not created in contemplation of the acquisition of that entity; (B) the principal amount secured has not increased in contemplation of or since the acquisition of that entity; and (C) it is removed or discharged within six months of that entity becoming a member of the Group; (vi) any Security, arrangement or transaction entered into under any Finance Document; (vii) any title retention arrangement entered into in the ordinary course of trading on the supplier’s usual terms of sale (or on terms more favourable to the members of the Group) so long as the debt it secures is paid when due or contested in good faith and sufficient reserves of liquid assets have been set aside to pay the debt if the contest is unsuccessful; (viii) any cross security interest between members of a joint venture over joint venture assets securing obligations to contribute to that joint venture or to repay other joint venturers who contribute to the joint venture in default of the chargor doing so; (ix) any Security or similar arrangement granted by Tamboran B2 in favour of APA SPP in connection with the APA Agreements, provided that the Company must provide Cash Cover:

50 (A) in respect of all outstanding Performance Bonds, prior to granting such Security; and (B) in respect of any Performance Bond that is issued after such Security has been granted and while it remains in place, prior to the issue of such Performance Bond; or (x) any Security, arrangement or transaction securing indebtedness the principal amount of which (when aggregated with the principal amount of any other indebtedness which has the benefit of Security, or any such arrangement or transaction, other than any permitted under paragraphs (i) to (vii) above) does not exceed $250,000 in aggregate (or its equivalent in another currency or currencies). 19.7 Disposals (a) No Obligor shall (and each Obligor shall ensure that neither Tamboran B1 nor Tamboran B2 will) enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any of the Assets to the extent they are required for the development or operation of the Pilot Project. (b) Paragraph (a) above does not apply to any sale, lease, transfer or other disposal: (i) in connection with the Checkerboard Strategy; (ii) of assets in exchange for other assets comparable or superior as to type, value and quality and for a similar purpose; (iii) of worn out or obsolete assets or inventory; (iv) where the higher of the market value or consideration receivable (when aggregated with the higher of the market value or consideration receivable for any other sale, lease, transfer or other disposal, other than any permitted under paragraphs (i) to (iii) above) does not exceed $250,000 (or its equivalent in another currency or currencies) in any financial year; (v) expressly permitted in Clause 19.6(c) (Negative Pledge); (vi) in connection with a transaction that is expressly permitted under Clause 19.11 (Merger); or (vii) made with the prior written consent of the Lender. 19.8 Financial Indebtedness (a) Except as permitted under paragraph (c) below, no Obligor shall (and each Obligor shall ensure that neither Tamboran B1 nor Tamboran B2 will) incur or allow to remain outstanding any Financial Indebtedness. (b) Paragraph (a) does not apply to: (i) any Financial Indebtedness owed by the Obligors under the Finance Documents; (ii) any Financial Indebtedness owed by an Obligor to another Obligor or to a member of the Group (including the Parent); (iii) any Financial Indebtedness owed by Tamboran B1 to Tamboran B2, or by Tamboran B2 to Tamboran B1;

51 (iv) any Financial Indebtedness under unsecured interest rate hedging arrangements, commodity hedging arrangements and foreign exchange dealings entered into in the ordinary course of business and not for speculative purposes; (v) any Financial Indebtedness incurred that is subordinated to the Facilities on terms acceptable to the Lender; (vi) a guarantee pursuant to part 2M.6 of the Corporations Act or an equivalent provision; (vii) any Financial Indebtedness arising under any financial accommodation not prohibited under this Agreement; (viii) any Financial Indebtedness: (A) under trade accounts and accrued expenses arising in the ordinary course of trading; or (B) in the case of Tamboran B2, consideration for the acquisition of assets or services payable more than 90 days after acquisition which is incurred in the ordinary course of business; (ix) any Financial Indebtedness that is directly supported by a Performance Bond or by a letter of credit or bank guarantee supported by such Performance Bond; (x) any Financial Indebtedness under any Finance Leases, equipment/asset financing agreements, hire purchase arrangement or similar arrangements entered into in the ordinary course of business; (xi) any Financial Indebtedness raised by the issue of redeemable shares which are either: (A) held by an Obligor; or (B) not redeemable at the option of their holder until after the Termination Date; (xii) any other Financial Indebtedness entered into in the ordinary course of business including under any transactional facilities (including overdrafts, short term loans, foreign currency facilities, credit card facilities or any other facility or accommodation used for the effective cash management and/or day to day operation of its business), provided that the aggregate amount outstanding under such facilities does not exceed A$250,000 at any time; (xiii) any deposit made by any client to an Obligor, Tamboran B1 or Tamboran B2 in the ordinary course of business of that Group Member; (xiv) any Financial Indebtedness arising or deemed to arise by way of cash call pursuant to the terms of the Joint Venture and Shareholders Agreement; or (xv) any other Financial Indebtedness incurred with the prior written consent of the Lender.

52 19.9 Distributions (a) Except as permitted under paragraph (c) below, no Obligor shall make any Distribution. (b) Paragraph (a) does not apply to: (i) any Distributions paid to any member of the Group; (ii) any Distribution to facilitate the payment of any costs or expenses payable to the Lender; or (iii) any Distributions made with the prior written consent of the Lender. (c) Each Obligor shall procure that the Parent does not make any Distribution. 19.10 Financial Accommodation (a) Except as permitted under paragraph (c) below, no Obligor shall (and each Obligor shall ensure that neither Tamboran B1 nor Tamboran B2 will) make any financial accommodation available for the benefit of any person. (b) Paragraph (a) does not apply to: (i) any loan made by an Obligor to another Obligor or another member of the Group (including the Parent); (ii) any loan made by an Obligor to Tamboran B1 or Tamboran B2; (iii) any loan made by Tamboran B1 to Tamboran B2, or by Tamboran B2 to Tamboran B1; (iv) any loan made or deemed to be made by way of cash call pursuant to the terms of the Joint Venture and Shareholders Agreement; (v) any deposits made in ordinary course of business arrangements with a bank or financial institution provided that any such deposits are not made in connection with any Financial Indebtedness provided by that institution; (vi) any loan arising under or in connection with any Tax or GST consolidation arrangements not restricted under the Finance Documents; (vii) any advance payment made in relation to capital expenditure in the ordinary course of trading; (viii) any loan or guarantee which is permitted under clause 19.8(b) (Financial Indebtedness); (ix) any guarantee provided in respect of the obligations of members of the Group or joint venture partners provided in the ordinary course of business; (x) any other loan the aggregate principal amount of which does not at any time exceed $1,000,000; and (xi) any other loan made with the prior written consent of the Lender. 19.11 Merger No Obligor shall (and the Company shall ensure that none of the Parent, Tamboran B1 or Tamboran B2 will) enter into any amalgamation, demerger, merger or corporate reconstruction, in each case, other than:

53 (a) a solvent liquidation or reorganisation; or (b) a merger or amalgamation of Tamboran B1 and Tamboran B2 where each of the following conditions are satisfied: (i) the Company holds its interest in the Assets directly; (ii) a joint venture agreement is entered into between the Company and its applicable joint venture partners on customary market terms (including with respect to cross security interests granted by each joint venture partner over joint venture property in favour of the other to secure obligations under the joint venture agreement) on terms substantially similar to or in any event no less favourable to the Company than if it were Tamboran B2 under the Joint Venture and Shareholders Agreement; (iii) a deed of priority is entered into between the joint venture partners and the Lender on terms substantially similar to or in any event no less favourable to the Lender than the Deed of Priority; and (iv) the rights and obligations of Tamboran B1 and Tamboran B2 (as applicable) under each APA Agreement and the Gas Sales Agreement are assigned or transferred to the Company. 19.12 Change of Business The Company shall procure that no substantial change is made to the general nature of the business of the Obligors (taken as a whole), SPCF, Tamboran B1 or Tamboran B2 from that carried on at the date of this Agreement. 19.13 Insurance The Company shall take out and maintain (and each Obligor shall ensure that each of Tamboran B1 and Tamboran B2 take out and maintain) insurances with a reputable insurer in the manner and to the extent which is in accordance with prudent business practice having regard to the nature of the business and assets of the Company and Tamboran B1 and Tamboran B2 (including all insurance required by applicable law). 19.14 Arm's length basis (a) Except as permitted by paragraph (b) below, no Obligor shall enter into any transaction with any person except on arm's length terms. (b) The following transactions shall not be a breach of this Clause 19.14: (i) any transaction in accordance with the Checkerboard Strategy, provided that the Checkerboard Strategy (when considered as a whole) must be on arm's length terms; (ii) intra-Group loans not prohibited by this Agreement; (iii) fees, costs and expenses payable under the Finance Documents in the amounts set out in the Finance Documents delivered to the Lender under Clause 4.1 (Initial conditions precedent) or agreed by the Lender. 19.15 Key Documents (a) Each Obligor shall (and shall procure that each of Tamboran B1, Tamboran B2 and SPCF will):

54 (i) enforce the Gas Sales Agreement and each APA Agreement to which it is a party and exercise its rights, authorities and discretions under the Gas Sales Agreement and those APA Agreements prudently where it is in its commercial best interests to do so (as determined by the Obligor, Tamboran B1, Tamboran B2 or SPCF (as applicable), acting reasonably); and (ii) use its best efforts to keep the Gas Sales Agreement and each APA Agreement to which it is a party valid and enforceable. (b) Except as provided in any Finance Document, no Obligor shall (and shall procure that none of Tamboran B1, Tamboran B2 or SPCF will): (i) materially amend or vary or consent to any material amendment or variation of an APA Agreement or the Gas Sales Agreement; (ii) amend or vary or consent to any amendment or variation of a Joint Document, where such amendment, variation or consent would be reasonably likely to decrease the value of the assets of the Obligors by $10,000,000 or more; (iii) avoid, release, surrender, terminate, rescind, discharge (other than by performance) or accept the termination, rescission or repudiation of an APA Agreement or the Gas Sales Agreement; (iv) expressly or impliedly waive, or extend or grant any time or indulgence in respect of, an APA Agreement where such waiver, extension or indulgence would be materially adverse to the interests of the Lender; or (v) consent to any assignment, transfer or novation by another party to an APA Agreement or the Gas Sales Agreement of any of that party's rights or obligations under that APA Agreement or the Gas Sales Agreement, without the prior written consent of the Lender. (c) Paragraph (b) shall not apply to any amendment, variation, consent, assignment, transfer or novation in connection with: (i) the accession by Falcon to any APA Agreement as contemplated in the APA Agreements and associated amendments related to anti-money laundering, counter-terrorism financing or sanctions; or (ii) any farm-down or similar arrangements entered into by an Obligor, Tamboran B1, Tamboran B2 or SPCF, provided that, for the avoidance of doubt, such arrangements do not result in a breach of any other provision of this Agreement (including Clause 19.7 (Disposals) and Clause 20.8 (Ownership of the Obligors, Tamboran B1, Tamboran B2 and the Pilot Project)). (d) Each Obligor shall (and shall procure that each of Tamboran B1, Tamboran B2 and SPCF will): (i) promptly notify the Lender of any dispute with a party to an APA Agreement or the Gas Sales Agreement which may have a Material Adverse Effect; (ii) subject to sub-paragraph (iii), use all commercially reasonable efforts to resolve the dispute in accordance with the dispute resolution procedure of the APA Agreement or the Gas Sales Agreement; (iii) not agree to the settlement or resolution of any dispute under an APA Agreement or the Gas Sales Agreement if that settlement or resolution would be likely to have a Material Adverse Effect.

55 19.16 Sanctions (a) No Obligor shall (and the Company shall ensure that none of the Parent, Tamboran B1 or Tamboran B2 will): (i) contravene any Sanctions; or (ii) participate in a Sanctioned Transaction in any manner. (b) Each Obligor shall (and the Company shall ensure that each of the Parent, Tamboran B1 and Tamboran B2 will) maintain policies and procedures designed to promote and achieve compliance with applicable Sanctions. (c) No Obligor shall (and the Company shall ensure that each of the Parent, Tamboran B1 and Tamboran B2 will) use the proceeds of the Facility or lend, contribute or otherwise make available such proceeds to any member of the Group or other person or entity for the purpose of financing or facilitating any activity that, at the time of such financing or facilitation, would be impermissible under any Sanctions. 19.17 Parent Guarantee Each Obligor shall ensure that at all times, any claims of the Lender against the Parent under the Parent Guarantee rank at least pari passu with the claims of any other creditor of the Parent, and any other person to whom the Parent has provided a guarantee of any description (whatsoever called). 20. Events of Default Each of the events or circumstances set out in Clause 20 is an Event of Default (save for Clause 20.17 (Acceleration)). 20.1 Non-Payment An Obligor does not pay on the due date any amount payable (including repay a Performance Bond) pursuant to a Finance Document at the place and in the currency in which it is expressed to be payable unless: (a) its failure to pay is caused by: (i) administrative or technical error; or (ii) a Disruption Event; and (b) payment is made within three Business Days of its due date. 20.2 Other obligations An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 20.1 (Non-Payment)) or with any condition of any waiver or consent by the Lender under or in connection with any Finance Document which the Obligors have accepted as a condition and: (a) if the non-compliance can be remedied, does not remedy or overcome the non- compliance within 20 Business Days of the earlier of: (i) the Lender notifying the Obligor; or (ii) the Obligor becoming aware of the failure to comply; or

56 (b) if the non-compliance cannot be remedied, does not overcome the effects of the non- compliance to the satisfaction of the Lender within 20 Business Days of the earlier of: (i) the Lender notifying the Obligor; or (ii) the Obligor becoming aware of the failure to comply. 20.3 Misrepresentation Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made, and where the circumstances giving rise to such misrepresentation are: (a) capable of remedy, the circumstances are not remedied within 20 Business Days of the earlier of notice to remedy being provided by the Lender and an Obligor becoming aware of the misrepresentation or untrue warranty; or (b) incapable of remedy, within 20 Business Days of the earlier of notice to remedy being provided by the Lender and an Obligor becoming aware of the misrepresentation, evidence has not been provided to the satisfaction of the Lender that demonstrates to the satisfaction of the Lender that it has overcome the effects of those circumstances. 20.4 Cross Default (a) Any Financial Indebtedness of an Obligor, the Parent, Tamboran B1 or Tamboran B2 is not paid when due nor within any originally applicable grace period. (b) Any Financial Indebtedness of an Obligor, the Parent, Tamboran B1 or Tamboran B2 is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default or review event (however described). (c) Any commitment for any Financial Indebtedness of an Obligor, the Parent, Tamboran B1 or Tamboran B2 is cancelled or suspended by a creditor as a result of an event of default or review event (however described). (d) Any creditor of an Obligor, the Parent, Tamboran B1 or Tamboran B2 becomes entitled to declare any Financial Indebtedness of an Obligor, the Parent, Tamboran B1 or Tamboran B2 due and payable prior to its specified maturity as a result of an event of default or review event (however described). (e) No Event of Default will occur under this Clause 20.4 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than $2,500,000 (or its equivalent in any other currency or currencies). 20.5 Insolvency (a) An Obligor, the Parent, Tamboran B1 or Tamboran B2: (i) is or is presumed or deemed to be unable or admits inability to pay its debts as they fall due; (ii) suspends making payments on any of its debts; or (iii) by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding the Lender in its capacity as such) with a view to rescheduling any of its indebtedness.

57 (b) A moratorium is declared in respect of any indebtedness of an Obligor, the Parent, Tamboran B1 or Tamboran B2. 20.6 Insolvency Proceedings Any corporate action, legal proceedings or other procedure or step is taken in relation to: (a) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of an Obligor, the Parent, Tamboran B1 or Tamboran B2 (other than a solvent liquidation or reorganisation of the Parent, Tamboran B1 or Tamboran B2) except an application made to a court for the purpose of winding up such a person which is disputed acting diligently and in good faith and dismissed within 20 Business Days; (b) a composition, compromise, assignment or arrangement with any creditor of any Obligor, the Parent, Tamboran B1 or Tamboran B2; (c) the appointment of a liquidator (other than in respect of a solvent liquidation of the Parent, Tamboran B1 or Tamboran B2), receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of any Obligor, the Parent, Tamboran B1 or Tamboran B2 or any of its assets except on application made to a court for the purpose of appointing such a person which is disputed acting diligently and in good faith and dismissed within 20 Business Days; or (d) enforcement of any Security over any assets of any Obligor, the Parent, Tamboran B1 or Tamboran B2, or any analogous procedure or step is taken in any jurisdiction. 20.7 Creditors’ Process Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of an Obligor, the Parent, Tamboran B1 or Tamboran B2 having an aggregate value of $2,500,000 and is not discharged within 20 Business Days. 20.8 Ownership of the Obligors, Tamboran B1, Tamboran B2 and the Pilot Project (a) An Obligor is not or ceases to be a Subsidiary of the Parent. (b) Tamboran Resources ceases to own a 100% direct interest in the Company. (c) The Company ceases to own at least a 30% direct or indirect interest in the Assets relating to the Pilot Project. 20.9 Unlawfulness It is or becomes unlawful for an Obligor or the Parent to perform any of its obligations under the Finance Documents or any Transaction Security created or expressed to be created or evidenced by the Transaction Security Documents ceases to be effective. 20.10 Repudiation An Obligor or the Parent repudiates or evidences an intention to repudiate a Finance Document, an APA Agreement, the Gas Sales Agreement or any Transaction Security. 20.11 Vitiation of Finance Documents A provision of a Finance Document is or becomes or is claimed by a party other than the Lender to be wholly or partly invalid, void, voidable or unenforceable in any material respect.

58 20.12 Cessation of business Any Obligor or the Parent suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business except as a result of a disposal not prohibited by this Agreement. 20.13 Litigation Any litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes are commenced or threatened, or any judgment or order of a court, arbitral tribunal or other tribunal or any order or sanction of any governmental or other regulatory body is made, in relation to the Finance Documents or the transactions contemplated in the Finance Documents or against any Obligor or its assets which have, or has, or are, or is, reasonably likely to have a Material Adverse Effect. 20.14 Capital reduction Without the prior consent of the Lender, an Obligor reduces it capital or passes a resolution to authorise a share buy-back where this would result in an Obligor forgoing any amount to or in favour of a person other than an Obligor otherwise than in connection with making Distributions which the Obligor is not prohibited or restricted from making under the Finance Documents. 20.15 Compulsory acquisition All or a material part of the assets of an Obligor, Tamboran B1 or Tamboran B2 is resumed or compulsorily acquired by a Governmental Agency (or an order is made in relation to each such action) other than where reasonable compensation approved by the Lender has been paid or offered by the relevant Governmental Agency and, in the case of the Obligors, the financial component of that compensation has been or will be applied following its receipt, in prepayment of the Facilities. 20.16 Material Adverse Effect Any event or circumstance occurs (other than one referred to in this Clause 20 (Events of Default)) which has a Material Adverse Effect. 20.17 Acceleration On and at any time after the occurrence of an Event of Default which is continuing the Lender may, by notice to the Company: (a) cancel the Commitments whereupon they shall immediately be cancelled; (b) declare that all or part of the Utilisations, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable; (c) declare that all or part of the Utilisations be payable on demand, whereupon they shall immediately become payable on demand by the Lender; (d) declare that Cash Cover in respect of each Performance Bond is immediately due and payable whereupon it shall become immediately due and payable; and/or (e) declare that Cash Cover in respect of each Performance Bond is payable on demand at which time it shall immediately become due and payable on demand by the Lender.

59 21. Review Events 21.1 Delisting Review Event A “Delisting Review Event” shall occur where the Parent is delisted from or is otherwise removed from the official list of listed equity securities of the New York Stock Exchange, without the prior written consent of the Lender. 21.2 Minimum Liquidity Review Event A “Minimum Liquidity Review Event” shall occur where, at any time, the consolidated cash and cash equivalents of the Group (including any committed but undrawn lines of credit (other than the Facilities) and any cash collateralised Performance Bonds but excluding any cash or cash equivalents of Tamboran MidCo to the extent that such cash or cash equivalents are subject to Security in favour of a third party), is less than $20,000,000. 21.3 Financial Covenant Review Event (a) A “Financial Covenant Review Event” shall occur where, on any Quarter End Date, the Consolidated Current Ratio is less than 1.00 : 1.00. (b) For the purposes of this Clause: “Consolidated Current Ratio” means the ratio of A : B, where A = Current Assets B = Current Liabilities “Current Assets” means the aggregate total consolidated current assets of the Group as shown in the most recent financial statements delivered pursuant to Clause 18.1 (Financial Statements). “Current Liabilities” means the aggregate total consolidated current liabilities of the Group as shown in the most recent financial statements delivered pursuant to Clause 18.1 (Financial Statements), excluding any liabilities of the Group pursuant to the Facilities. “Quarter End Date” means each 31 March, 30 June, 30 September and 31 December. 21.4 Trade Creditor Review Event A “Trade Creditor Review Event” shall occur where, at any time, the aggregate amount owed to trade creditors of Tamboran B2 for which payments are deferred for more than 90 days from the due date of payment (excluding any amounts being disputed in good faith and on reasonable grounds, and in respect of which appropriate action is being taken) exceeds $1,000,000. 21.5 Consequences of a Review Event (a) The Company must notify the Lender promptly upon becoming aware of the occurrence of a Review Event. (b) Following the occurrence of a Review Event (other than a Minimum Liquidity Review Event): (i) the Lender and the Company shall consult for a period of 30 days from the occurrence of the Review Event (the “Renegotiation Period”) to agree whether there is a basis on which the Facilities can continue to be provided by

60 the Lender and, if so, the required amendments to the Finance Documents, a refinancing or restructuring plan or any other matters which they determine are appropriate as a consequence of the Review Event having occurred; (ii) during the Renegotiation Period, the Lender shall not be obliged to issue any Performance Bonds (except for any Performance Bonds renewed under clause 4.7 (Renewal of Performance Bond)); (iii) on the expiry of the Renegotiation Period, if the Lender and the Company have not reached agreement regarding the terms on which the Facilities will continue, the Lender may, by notice (a “Repayment Notice”) to the Company, cancel its Commitment and declare all outstanding Utilisations, together with accrued interest, and all other amounts accrued under the Finance Documents due and payable on a date specified in the Repayment Notice (such date being not earlier than 30 days after the date the relevant Repayment Notice (the “Repayment Date”)), whereupon the Commitment of the Lender will be cancelled and all such outstanding Utilisations and amounts will be due and payable on the Repayment Date; and (iv) if the Lender does not issue a Repayment Notice in accordance with this Clause 21.5(b) within 180 days after the expiry of the Renegotiation Period, it will be deemed to have elected to continue to participate in the Facilities, and the Review Event will cease to continue. (c) Following the occurrence of a Minimum Liquidity Review Event: (i) the Lender and the Company shall consult for a period of not less than 25 days from the occurrence of the Minimum Liquidity Review Event (the “Minimum Liquidity Renegotiation Period”) to agree whether there is a basis on which the Facilities can continue to be provided by the Lender and, if so, the required amendments to the Finance Documents, a refinancing or restructuring plan or any other matters which they determine are appropriate as a consequence of the Minimum Liquidity Review Event having occurred; (ii) during the Minimum Liquidity Renegotiation Period, the Lender shall not be obliged to issue any Performance Bonds (except for any Performance Bonds renewed under clause 4.7 (Renewal of Performance Bond)); (iii) on the expiry of the Minimum Liquidity Renegotiation Period, if the Lender and the Company have not reached agreement regarding the terms on which the Facilities will continue, the Lender may, by notice (a “Minimum Liquidity Repayment Notice”) to the Company, cancel its Commitment and declare all outstanding Utilisations, together with accrued interest, and all other amounts accrued under the Finance Documents due and payable on a date specified in the Minimum Liquidity Repayment Notice (such date being not earlier than 5 days after the date the relevant Minimum Liquidity Repayment Notice (the “Minimum Liquidity Repayment Date”)), whereupon the Commitment of the Lender will be cancelled and all such outstanding Utilisations and amounts will be due and payable on the Minimum Liquidity Repayment Date; and (iv) if the Lender does not issue a Minimum Liquidity Repayment Notice in accordance with this Clause 21.5(c) within 180 days after the expiry of the Minimum Liquidity Renegotiation Period, it will be deemed to have elected to continue to participate in the Facilities, and the Minimum Liquidity Review Event will cease to continue.

61 Section 9 Changes to Parties 22. Changes to the Lender 22.1 Assignments and Novations by the Lender Subject to this Clause 22, the Lender (the “Existing Lender”) may: (a) assign any of its rights; or (b) novate any of its rights and obligations, under the Finance Documents to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (including credit derivatives) (the “New Lender”). 22.2 Conditions of Assignment or Novation (a) The consent of the Company is required for an assignment or novation by the Existing Lender, unless the assignment or novation is: (i) to an Affiliate of the Lender; (ii) made at a time when an Event of Default is continuing; or (iii) to a securitisation or funding vehicle where the Lender remains lender of record. (b) The consent of the Company to an assignment or novation must not be unreasonably withheld or delayed or subject to unreasonable conditions. (c) An assignment will only be effective on: (i) receipt by the Existing Lender (whether in the assignment agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Existing Lender) that the New Lender will assume the same obligations to the Company as it would have been under if it was the Original Lender; and (ii) performance by the Existing Lender of all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Existing Lender shall promptly notify to the New Lender. (d) A novation will only be effective: (i) if the procedure set out in Clause 22.4 (Procedure for Novation) is complied with; and (ii) on performance by the Existing Lender of all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to such novation to a New Lender, the completion of which the Existing Lender shall promptly notify to the New Lender. (e) If: (i) the Lender assigns or novates any of its rights or obligations under the Finance Documents or changes its Facility Office; and

62 (ii) as a result of circumstances existing at the date the assignment, novation or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 11 (Tax Gross-Up and Indemnities) or Clause 12 (Increased Costs), then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, novation or change had not occurred. (f) The Lender may not assign or novate any of its rights or obligations under the Finance Documents or change its Facility Office, if the New Lender or the Lender acting through its new Facility Office would be entitled to exercise any rights under Clause 7.1 (Illegality in relation to Performance Bond) as a result of circumstances existing as at the date the assignment, novation or change is proposed to occur. (g) The Lender must bear its own costs and expenses (including legal fees) in connection with any such assignment or novation. 22.3 Limitation of Responsibility of Existing Lenders (a) Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for: (i) the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents; (ii) the financial condition of any Obligor or any other person; (iii) the performance and observance by any Obligor or any other person of its obligations under the Finance Documents or any other documents; or (iv) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document, and any representations or warranties implied by law are excluded. (b) Each New Lender confirms to the Existing Lender that it: (i) has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities and any other person in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and (ii) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities and any other person whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force. (c) Nothing in any Finance Document obliges an Existing Lender to: (i) accept a novation or re-assignment from a New Lender of any of the rights and obligations assigned or novated under this Clause 22; or (ii) support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor or any other person of its obligations under the Finance Documents or otherwise.

63 22.4 Procedure for Novation (a) Subject to the conditions set out in Clause 22.2 (Conditions of Assignment or Novation) a novation is effected in accordance with paragraph (c) below when the Company receives a duly completed and executed Transfer Certificate delivered to it by the Existing Lender and the New Lender. (b) Each Party other than the Existing Lender irrevocably authorises the Existing Lender to execute any Transfer Certificate on its behalf. (c) On the Transfer Date: (i) to the extent that in the Transfer Certificate the Existing Lender seeks to novate all its rights and obligations under the Finance Documents: (A) each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the “Discharged Rights and Obligations”); (B) each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender; (C) the New Lender shall become a Party as a “Lender” and will be bound by obligations equivalent to the obligations owed by the Existing Lender under the Finance Documents; and (ii) to the extent that in the Transfer Certificate the Existing Lender seeks to novate (some but not all) of its rights and obligations under the Finance Documents: (A) each of the Obligors and the New Lender are taken to be parties to a new agreement (the “New Facility Agreement”) between them on the same terms as this Agreement except that: (1) references to the Original Lender are replaced with references to the New Lender; (2) the “Facility A Commitment”, “Facility B Commitment”, “Facility C Commitment” and the “Incremental Facility Commitment” (if any) are taken to be the amounts shown as such in the Transfer Certificate (the “New Lender’s Commitment”); (B) each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another under the New Facility Agreement (“Assumed Rights and Obligations”) which are identical to the obligations and rights they would have had if the New Lender had made under the New Facility Agreement to the Company on the relevant date and in an amount equal to the relevant proportion Utilisations under Facility A, Facility B, Facility C or an

64 Incremental Facility (if any) corresponding to each such Utilisation outstanding on the Transfer Date (where: (1) “relevant date” means the date on which the Loan was provided by the Existing Lender; and (2) “relevant proportion” means the proportion which the New Lender’s Facility A Commitment, Facility B Commitment, Facility C Commitment or Incremental Facility Commitment (as applicable) bears to the relevant Commitment of the Existing Lender prior to the Transfer Date) (C) each of the Obligors and the Existing Lender shall be released from obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled in each case to the extent those obligations and rights corresponds to the Assumed Rights and Obligations. (iii) for the purposes of this Agreement Commitments, Utilisations and rights and obligations will be taken to have been transferred under a Transfer Certificate even though it operates as a novation and Commitments, Utilisations and rights and obligations are replaced rather than transferred. 22.5 Copy of Transfer Certificate or Assignment Agreement to Company The Existing Lender shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an assignment agreement, send to the Company a copy of that Transfer Certificate or assignment agreement. 22.6 Security over Lenders' rights In addition to the other rights provided to the Lender under this Clause 22, each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including: (a) any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and (b) any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall: (i) release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or (ii) require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

65 23. Changes to the Obligors 23.1 Assignments and Novation by Obligors No Obligor may assign any of its rights or novate any of its rights or obligations under the Finance Documents.

66 Section 10 Administration 24. Conduct of Business by the Lender No provision of this Agreement will: (a) interfere with the right of the Lender to arrange its affairs (tax or otherwise) in whatever manner it thinks fit; (b) oblige the Lender to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or (c) oblige the Lender to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax. 25. Payment Mechanics 25.1 Payments to the Lender (a) On each date on which an Obligor is required to make a payment under a Finance Document, that Obligor shall make the same available to the Lender (unless a contrary indication appears in a Finance Document) for value on the due date at the time in immediately available funds or if agreed by the Lender in such funds specified by the Lender as being customary at the time for settlement of transactions in the relevant currency in the place of payment. (b) Payment shall be made to such account at the city of the Lender with such bank as the Lender specifies. 25.2 Distributions to an Obligor The Lender may (with the consent of the Obligor or in accordance with Clause 26 (Set-Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied. 25.3 Partial payments (a) If the Lender receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Lender shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order: (i) first, in or towards payment pro rata of any amounts payable but unpaid in respect of fees, costs, expenses, losses or liabilities of the Lender (other than any amount under Clauses 5.1 (Claims Under a Performance Bond) or, to the extent relating to the reimbursement of a claim (as defined in Clause 5 (Performance Bonds), 5.2 (Indemnities)) under the Finance Documents; (ii) secondly, in or towards payment of any accrued interest, fees or commission due but unpaid under the Finance Documents; (iii) thirdly, in or towards payment of any principal due but unpaid under the Finance Documents and any amount due but unpaid under Clauses 5.1 (Claims Under a Performance Bond) and 5.2 (Indemnities); and

67 (iv) fourthly, in or towards payment of any other sum due but unpaid under the Finance Documents. (b) Paragraph (a) above will override any appropriation made by an Obligor. 25.4 No set-off by Obligors All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim. 25.5 Business Days (a) Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not). (b) During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date. 25.6 Currency of Account Australian dollars is the currency of account and payment for any sum due from an Obligor under any Finance Document. 25.7 Change of Currency (a) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then: (i) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Lender (after consultation with the Company); and (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Lender (acting reasonably). (b) If a change in any currency of a country occurs, this Agreement will, to the extent the Lender (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency. 25.8 Disruption to Payment Systems etc. If either the Lender determines (in its discretion) that a Disruption Event has occurred or the Lender is notified by the Company that a Disruption Event has occurred: (a) the Lender may, and shall if requested to do so by the Company, consult with the Company with a view to agreeing with the Company such changes to the operation or administration of the Facilities as the Lender may deem necessary in the circumstances; (b) the Lender shall not be obliged to consult with the Company in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

68 (c) any such changes agreed upon by the Lender and the Company shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents; and (d) the Lender shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Lender) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 25.8.] 25.9 Anti-Money Laundering (a) The Lender may delay, block or refuse to process any payment or other transaction without incurring any liability if the Lender knows or reasonably suspects that the transaction or the application of its proceeds will: (i) breach, or cause the Lender to breach, any applicable laws or regulations of any jurisdiction (including any sanctions); or (ii) allow the imposition of any penalty on the Lender or its Affiliates under any such law or regulation, including where the transaction or the application of its proceeds involves any entity or activity the subject of any applicable sanctions of any jurisdiction binding on the Lender or its Affiliate, or the direct or indirect proceeds of unlawful activity. (b) As soon as practicable after the Lender becomes aware that it will delay, block or refuse to process a transaction under paragraph (a), it will notify the Company and consult in good faith but in each case only to the extent the Lender determines it is legally permitted to do so. In making that determination the Lender shall act reasonably. (c) The Company shall promptly advise the Lender if any Obligor enters into any Finance Document in the capacity as agent and promptly supply, or procure the supply of, such information as may be reasonably requested by the Lender from time to time in relation to any principal for which an Obligor may be acting. (d) Each Obligor undertakes to exercise its rights and perform its obligations under the Finance Documents in accordance with all applicable laws or regulations relating to anti-money laundering, counter-terrorism financing or sanctions. 26. Set-Off If an Event of Default is continuing the Lender may, but need not, set off any matured obligation due from an Obligor under the Finance Documents against any obligation owed by the Lender to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Lender may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set- off.

69 27. Notices 27.1 Communications in Writing Any communication or document to be made or delivered under or in connection with the Finance Documents: (a) must be in writing; (b) in the case of: (i) a notice by an Obligor; or (ii) a specification of a bank or account by the Lender under Clause 25.1(b) (Payments to the Lender), must be signed by an authorised signatory of the sender (directly or with a facsimile signature), subject to Clause 27.4 (Email Communication) and Clause 27.5 (Reliance); and (c) unless otherwise stated, may be made or delivered by letter or by email. 27.2 Addresses The address, email address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is: (a) in the case of the Company, that identified with its name below; and (b) in the case of the Lender or any other Obligor, that specified in Schedule 1 (The Original Parties) or notified in writing to the Lender (in the case of a change made by any Obligor) or notified to the Company (in the case of a change made by the Lender), on or prior to the date on which it becomes a Party, or any substitute address, fax number, email address or department or officer as the Party may notify to the Lender or Company (as applicable) by not less than five Business Days’ notice. Address for service of communications: Company: Address: Attention: Phone: Email: Suite 1, Level 39, Tower One International Towers Sydney 100 Barangaroo Avenue Barangaroo NSW 2000 [***] [**** *** ***] [***]@tamboran.com with a copy to: [***]@tamboran.com and [***]@tamboran.com

70 27.3 Delivery (a) Any communication or document to be made or delivered by one Party to another under or in connection with the Finance Documents will be taken to be effective or delivered: (i) if by way of letter or any physical communication, when it has been left at the relevant address or three Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or (ii) if by way of email, as specified in Clause 27.4 (Email Communication), and, in the case of a communication, if a particular department or officer is specified as part of its address details provided under Clause 27.2 (Addresses), if addressed to that department or officer. (b) Any communication or document made or delivered to the Company in accordance with this Clause 27 will be deemed to have been made or delivered to each of the Obligors. (c) A communication by email after business hours in the city of the recipient will be taken not to have been received until the next opening of business in the city of the recipient. 27.4 Email Communication (a) Any communication or document under or in connection with the Finance Documents may be made by or attached to an email and will be effective or delivered only: (i) on the first to occur of the following: (A) when it is dispatched by the sender to each of the email addresses specified by the recipient, unless for each of the addresses, the sender receives an automatic notification that the email has not been received (other than an out of office greeting for the named addressee) and it receives the notification before two hours after the last to occur (for all addresses) of: (1) dispatch, if in business hours in the city of the address; or (2) if not, the next opening of business in such city, (B) the sender receiving a message from the intended recipient’s information system confirming delivery of the email; and (C) the email being available to be read at one of the email addresses specified by the sender; and (ii) if the email is in an appropriate and commonly used format, and any attached file is a pdf, jpeg, tiff or other appropriate and commonly used format. (b) In relation to an email with attached files: (i) if the attached files are more than 15 MB in total, then: (A) at the time of dispatch the giver of the email must send a separate email without attachments notifying the recipient of the dispatch of the email; and (B) if the recipient notifies the sender that it did not receive the email with attached files, and the maximum size that is able to receive under its

71 firewalls, then the sender shall promptly send to the recipient the attached files in a manner that can be received by the recipient; and (ii) if the recipient of the email notifies the sender that it is unable to read the format of an attached file or that an attached file is corrupted, specifying appropriate and commonly used formats that it is able to read, the sender must promptly send to the recipient the file in one of those formats or send the attachment in some other manner; and (iii) if within two hours of: (A) dispatch of the email if in business hours in the city of the recipient; or (B) if not, the next opening of business in the city of the recipient, the recipient notifies the sender as provided in subparagraph (i)(B) or (ii), then the relevant attached files will be taken not to have been received until the sender complies with that subparagraph. (c) An email which is a covering email for a notice signed by the Obligor’s authorised signatory does not itself need to be signed by an authorised signatory. (d) Email and other electronic notices from the Lender generated by Loan IQ or other system software do not need to be signed. 27.5 Reliance (a) Any communication or document sent under this Clause 27 can be relied on by the recipient if the recipient reasonably believes it to be genuine and (if such a signature is required under Clause 27.1(b) (Communications in Writing)) it bears what appears to be the signature (original or facsimile or email) of an authorised signatory of the sender (without the need for further enquiry or confirmation). (b) Each Party must take reasonable care to ensure that no forged, false or unauthorised notices are sent to another Party. 27.6 English Language (a) Any notice or other communication given under or in connection with any Finance Document must be in English. (b) All other documents provided under or in connection with any Finance Document must be: (i) in English; or (ii) if not in English, and if so required by the Lender, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document. 28. Calculations and Certificates 28.1 Accounts In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by the Lender are prima facie evidence of the matters to which they relate.

72 28.2 Certificates and Determinations Any certification or determination by the Lender of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates. 28.3 Day Count Convention Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 365 days or, in any case where the practice in the Relevant Market differs, in accordance with that market practice. 28.4 Settlement conditional If: (a) the Lender has at any time released or discharged: (i) an Obligor from its obligations under any Finance Document; or (ii) any assets of an Obligor from a Security, in either case in reliance on a payment, receipt or other transaction to or in favour of the Lender; or (b) any payment, receipt or other transaction to or in favour of the Lender has the effect of releasing or discharging: (i) an Obligor from its obligations under any Finance Document; or (ii) any assets of an Obligor from a Security; and (c) that payment, receipt or other transaction is subsequently claimed by any person to be void, voidable or capable of being set aside for any reason (including under any law relating to insolvency, sequestration, liquidation, winding up or bankruptcy and any provision of any agreement, arrangement or scheme, formal or informal, relating to the administration of any of the assets of any person); and (d) that claim is upheld or is conceded or compromised by the Lender, then: (e) the Lender will immediately become entitled against that Obligor to all rights (including under any Finance Document) as it had immediately before that release or discharge; (f) that Obligor must, to the extent permitted by law: (i) immediately do all things and execute all documents as the Lender may, acting reasonably, require to restore to the Lender all those rights; and (ii) indemnify the Lender against all costs and losses suffered or incurred by it in or in connection with any negotiations or proceedings relating to the claim or as a result of the upholding, concession or compromise of the claim. 29. Partial Invalidity If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or

73 enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired. 30. Remedies and Waivers No failure to exercise, nor any delay in exercising, on the part of the Lender, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any Finance Document on the part of the Lender shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law. 31. Confidentiality 31.1 Confidential Information The Lender agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 31.2 (Disclosure of Confidential Information) and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information. To the extent that Confidential Information comprises personal information of any officer, director or employee of an Obligor, the Lender agrees to hold that personal information in accordance with the Australian Privacy Principles. 31.2 Disclosure of Confidential Information The Lender may disclose: (a) to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as the Lender shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information; (b) to any person: (i) to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents and to any of that person’s Affiliates, Related Funds, Representatives and professional advisers; (ii) with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person’s Affiliates, Related Funds, Representatives and professional advisers; (iii) appointed by the Lender or by a person to whom paragraph (b)(i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf;

74 (iv) who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (b)(ii) above; (v) to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation (except this paragraph does not permit the disclosure of any information under section 275(4) of the PPSA unless section 275(7) of the PPSA applies); (vi) to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes (except this paragraph does not permit the disclosure of any information under section 275(4) of the PPSA unless section 275(7) of the PPSA applies); (vii) to whom or for whose benefit the Lender charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 22.6 (Security over Lender's rights); (viii) who is a Party; or (ix) with the consent of the Company; in each case, such Confidential Information as the Lender shall consider appropriate if: (A) in relation to paragraphs (b)(i), (b)(ii) and (b)(iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information; (B) in relation to paragraph (b)(iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information; (C) in relation to paragraphs (b)(v)and (b)(vi) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Lender, it is not practicable so to do in the circumstances; (c) to any person appointed by the Lender or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Company and the Lender; and

75 (d) to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price- sensitive information. 31.3 Entire Agreement This Clause 31 constitutes the entire agreement between the Parties in relation to the obligations of the Lender under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information. 31.4 Inside Information The Lender acknowledges that some or all of the Confidential Information is or may be price- sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Lender undertakes not to use any Confidential Information for any unlawful purpose. 31.5 Notification of Disclosure The Lender agrees (to the extent permitted by law and regulation) to inform the Company: (a) of the circumstances of any disclosure of Confidential Information made pursuant to Clause 31.2(b)(v) and/or Clause 31.2(b)(vi) (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and (b) upon becoming aware that Confidential Information has been disclosed in breach of this Clause 31. 31.6 Continuing Obligations The obligations in this Clause 31 are continuing and, in particular, shall survive and remain binding on the Lender for a period of twelve months from the earlier of: (a) the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and (b) the date on which the Lender otherwise ceases to be the Lender. 32. PPSA Provisions 32.1 Exclusion of Certain Provisions Where the Lender has a security interest (as defined in the PPSA) under any Finance Document, to the extent the law permits: (a) for the purposes of sections 115(1) and 115(7) of the PPSA: (i) the Lender with the benefit of the security interest need not comply with sections 95, 118, 121(4), 125, 130, 132(3)(d) or 132(4) of the PPSA; and (ii) sections 142 and 143 of the PPSA are excluded; (b) for the purposes of section 115(7) of the PPSA, the Lender with the benefit of the security interest need not comply with sections 132 and 137(3);

76 (c) each Party waives its right to receive from the Lender any notice required under the PPSA (including a notice of a verification statement); (d) if the Lender with the benefit of a security interest exercises a right, power or remedy in connection with it, that exercise is taken not to be an exercise of a right, power or remedy under the PPSA unless the Lender states otherwise at the time of exercise. However, this Clause does not apply to a right, power or remedy which can only be exercised under the PPSA; and (e) if the PPSA is amended to permit the Parties to agree not to comply with or to exclude other provisions of the PPSA, the Lender may notify the Company that any of these provisions is excluded, or that the Lender needs not comply with any of these provisions. This does not affect any rights a person has or would have other than by reason of the PPSA and applies despite any other Clause in any Finance Document. 32.2 Further Assurances Whenever the Lender reasonably requests an Obligor to do anything: (a) to ensure any Finance Document (or any security interest (as defined in the PPSA) or other Security under any Finance Document) is fully effective, enforceable and perfected with the contemplated priority; (b) for more satisfactorily assuring or securing to the Lender the property the subject of any such security interest or other Security in a manner consistent with the Finance Documents; or (c) for aiding the exercise of any power in any Finance Document, the Obligor shall do it promptly at its own cost. This may include obtaining consents, signing documents, getting documents completed and signed and supplying information, delivering documents and evidence of title and executed blank transfers, or otherwise giving possession or control with respect to any property the subject of any security interest or Security. 33. Counterparts Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document. 34. Indemnities and Reimbursement All indemnities and reimbursement obligations (and any other payment obligations of any Obligor) in each Finance Document are continuing and survive termination of the Finance Document, repayment of the Utilisations and cancellation or expiry of the Commitments. 35. Acknowledgement (a) Except as expressly set out in the Finance Documents none of the Asia Pacific Loan Market Association, the Lender or any of its advisers have given any representation or warranty or other assurance to any Obligor in relation to the Finance Documents and the transactions they contemplate, including as to tax or other effects. The Obligors have not relied on any of them or on any conduct (including any recommendation) by any of them. The Obligors have obtained their own tax and legal advice.

77 (b) The Code of Banking Practice does not apply to the Finance Documents and the transactions under them.

78 Section 11 Governing Law and Enforcement 36. Governing Law This Agreement is governed by New South Wales law. 37. Enforcement 37.1 Jurisdiction (a) The courts having jurisdiction in New South Wales have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement) (a “Dispute”). (b) The Parties agree that those courts are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary. (c) Notwithstanding paragraph (a) above, the Lender shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Lender may take concurrent proceedings in any number of jurisdictions. This Agreement has been entered into on the date stated at the beginning of this Agreement.

79 Schedule 1 The Original Parties The Obligors Name of Company Company Number Tamboran (West) Pty Limited ACN 661 967 077 Name of Guarantor Company Number Tamboran Resources Pty Ltd ACN 135 299 062 Address for Service of Notice Suite 1, Level 39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000 Email: [***]@tamboran.com with a copy to: [***]@tamboran.com and [***]@tamboran.c om Address for Service of Notice Suite 1, Level 39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000 Email: [***]@tamboran.com with a copy to: [***]@tamboran.com and [***]@tamboran.c om

80 The Lender Name of Lender Facility A Commitment Facility B Commitment Facility C Commitment Macquarie Bank Limited A$25,000,000 A$5,000,000 A$5,000,000 Address for Service of Notice Address: Level 1, 1 Elizabeth Street, Sydney NSW 2000 Telephone: (02) 8232 5639 / (02) 8232 3333 Email: [***]@macquarie.com; [***]@macquarie.com; [***]@macquarie.com; and [***]@macquarie.com Attention: [***] and [***]

81 Schedule 2 Conditions Precedent 1. Obligors A verification certificate in customary form in relation to each Obligor and the Parent given by a director of each entity and which is substantially in the form of Schedule 9 (Form of Verification Certificate), with the attachments referred to in that form, and dated not earlier than five days before the initial Issue Date. 2. Finance Documents A copy of each of the following Finance Documents properly executed (other than by the Lender) and, if applicable, in registrable form, together with all forms and funding required by Lenders’ counsel to complete all necessary registration and stamping (where necessary): (a) this Agreement; (b) the Initial General Security Deed; (c) the Deed of Priority; and (d) the Parent Guarantee. 3. Legal Opinions (a) A legal opinion of Allens, legal advisers to the Lender in Australia in respect of the capacity and authority of each Obligor incorporated under the laws of Australia and the enforceability of the Finance Documents governed by New South Wales law. (b) A legal opinion from White & Case LLP as United States counsel to the Obligors and the Parent in respect of the capacity and authority of the Parent to enter into the Finance Documents to which it is a party. 4. Other Documents and Evidence (a) Other than to the extent share certificates have previously been delivered to Daly Waters Energy, share certificates and blank signed and undated share transfer forms duly executed by the relevant Obligor which are required to be delivered prior to the initial Issue Date under the Initial General Security Deed in respect of the shares of Tamboran B1 which are subject to Security under the Initial General Security Deed. (b) A copy of the structure chart in relation to the Group. (c) Evidence that any process agent has accepted its appointment as agent for service of process in respect of the Parent. (d) A copy of any other Authorisation or other document, opinion or assurance which the Lender considers to be necessary or desirable (if it has notified the Company accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document. (e) The Original Financial Statements. (f) A consolidated liquidity statement of the Parent signed by the Managing Director/ Chief Executive Officer and the Chief Financial Officer, including a detailed forecast cash flow summary which illustrates that the Parent (and each of its subsidiaries, on a consolidated basis) has sufficient committed funds to meet the Company’s share of (i)

82 the committed appraisal and development activities of Tamboran B2 and (ii) all other obligations of Tamboran B2 to maintain the Assets as required for the performance of the Pilot Project and fund its other budgeted activities. (g) Evidence that the fees, costs and expenses then due from the Company pursuant to Clause 10 (Fees have been paid or will be paid by the first Issue Date. (h) All documentation and other evidence reasonably requested by the Lender in order for the Lender to carry out all necessary "know your customer" or other similar checks in relation to each Obligor and each of its authorised signatories under all applicable laws and regulations where such information is not already available to the Lender, provided that such documentation has been requested by no later than five Business Days before the date of this Agreement.

83 Schedule 3 Issue Request From: Tamboran (West) Pty Limited ACN 661 967 077 To: Macquarie Bank Limited Dated: Dear Sirs / Madams Tamboran (West) Pty Limited ACN 661 967 077 – Facility Agreement dated [●] 2024 (the “Agreement”) 1. We refer to the Agreement. This is an Issue Request. Terms defined in the Agreement have the same meaning in this Issue Request unless given a different meaning in this Issue Request. 2. We wish to arrange for a Performance Bond to be issued specified below on the following terms: Proposed Issue Date: [●] (or, if that is not a Business Day, the next Business Day) Facility to be utilised: [Facility A] / [Facility B] / [Facility C] / [Incremental Facility] Applicant: Tamboran (West) Pty Limited ACN 661 967 077 Currency of Performance Bond: Australian dollars Face Value Amount: [●] or, if less, the Available Commitment in relation to [Facility A] / [Facility B] / [Facility B] / [the Incremental Facility] Beneficiary: [●] Term: [●] Expiry Date: [●] 3. We confirm that each condition specified in paragraph (b) of Clause 4.6 (Issue of Performance Bonds) of the Agreement is satisfied on the date of this Issue Request. 4. We attach a copy of the proposed Performance Bond. 5. The purpose of this proposed Performance Bond is in accordance with Clause 3 (Purpose) of the Agreement. 6. This Issue Request is irrevocable. 7. [Specify delivery instructions].

84 Yours faithfully, ................................................................ authorised signatory for Tamboran (West) Pty Limited ACN 661 967 077

85 Schedule 4 Form of Transfer Certificate To: [Company] From: [The Existing Lender] (the “Existing Lender”) and [The New Lender] (the “New Lender”) Dated: Tamboran (West) Pty Limited ACN 661 967 077 – Facility Agreement dated [●] 2024 (the “Agreement”) 1. We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate. 2. We refer to Clause 22.4 (Procedure for Novation) of the Agreement: (a) The Existing Lender and the New Lender agree to the Existing Lender and the New Lender with effect from and including the Transfer Date novating in accordance with Clause 22.4 (Procedure for Novation) of the Agreement [all/that portion] of the Existing Lender’s Commitment and Utilisations under the Agreement specified in the Schedule, and all of the Existing Lender’s rights and obligations under the Agreement and the other Finance Documents[which relate to that portion]. (b) The Transfer Date is [●]. (c) To the extent permitted by law, the Existing Lender assigns to the New Lender all rights of action that it may have to the extent they relate to its novated Commitment and its corresponding rights and obligations and all sums provided under or in connection with the novated Commitment. (d) The Facility Office and address, email address and attention details for notices of the New Lender for the purposes of Clause 27.2 (Addresses) of the Agreement are set out in the Schedule. 3. The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraphs (a) and (c) of Clause 22.3 (Limitation of Responsibility of Existing Lender) of the Agreement. 4. This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate. 5. This Transfer Certificate is governed by New South Wales law. 6. This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate. 7. [Where the transferee is a trustee under Australian law of a fund (“Trustee”), this certificate may if the Existing Lender agrees contain a provision limiting its liability under the Finance Documents to fund assets except to the extent its right to apply the fund assets towards satisfaction of that liability is impaired because of a breach of trust or other impropriety, such provision to be in the following form or as otherwise agreed by the Existing Lender. The Existing Lender’s decision is its own. It need not consult or obtain instructions and is not bound by instructions.

86 (a) Trustee enters into and performs this Transfer Certificate and the Agreement and the transactions they contemplate only as trustee of the Trust, except where expressly stated otherwise. This applies also in respect of any past and future conduct (including omissions) relating to this Transfer Certificate and the Agreement or those transactions. (b) Under and in connection with this Transfer Certificate and the Agreement and those transactions and conduct: (i) Trustee’s liability (including for negligence) is limited to the extent it can be satisfied out of the assets of the Trust. Trustee need not pay any such liability out of other assets; (ii) another party may only do the following (but any resulting liability remains subject to this Clause): (A) prove and participate in, and otherwise benefit from, any form of insolvency administration of Trustee but only with respect to Trust assets; (B) exercise rights and remedies with respect to Trust assets, including set- off; (C) enforce its security (if any) and exercise contractual rights; and (D) bring any other proceedings against Trustee, seeking relief or orders that are not inconsistent with the limitations in this Clause, and may not otherwise: (E) bring proceedings against Trustee; (F) take any steps to have Trustee placed into any form of insolvency administration (but this does not prevent the appointment of a receiver, or a receiver and manager, in respect of Trust assets); or (G) seek by any means (including set-off) to have a liability of Trustee to that party (including for negligence) satisfied out of any assets of Trustee other than Trust assets. (c) Paragraphs (a) and (b) apply despite any other provision in this Transfer Certificate or the Agreement but do not apply with respect to any liability of Trustee to another party (including for negligence) to the extent that Trustee has no right or power to have Trust assets applied towards satisfaction of that liability, or its right or power to do so is subject to a deduction, reduction, limit or requirement to make good, in any case because Trustee has acted beyond power or improperly in relation to the Trust. (d) The limitation in paragraph (b)(i) is to be disregarded for the purposes (but only for the purposes) of the rights and remedies described in paragraph (b)(ii), and interpreting this Transfer Certificate and the Agreement and any security for them, including determining the following: (i) whether amounts are to be regarded as payable (and for this purpose damages or other amounts will be regarded as a payable if they would have been owed had a suit or action barred under paragraph (b)(ii) been brought); (ii) the calculation of amounts owing; or (iii) whether a breach or default has occurred, but any resulting liability will be subject to the limitations in this Clause.]

87 The Schedule Commitment/Rights and Obligations to be Transferred Part 1 Existing Lender Commitments after novation Address Details [Only insert if there are changes] Part 2 New Lender Commitments after novation Address Details [Insert relevant details of address, account] [This Transfer Certificate is executed as a deed] [Existing Lender] [New Lender] By: By:

88 Schedule 5 Form of Compliance Certificate To: Macquarie Bank Limited From: Tamboran (West) Pty Limited ACN 661 967 077 Dated: Dear Sirs / Madams Tamboran (West) Pty Limited ACN 661 967 077 – Facility Agreement dated [●] 2024 (the “Agreement”) 1. We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate. 2. We confirm that as at [insert quarter end date] no Financial Covenant Review Event had occurred or was continuing on the basis of the following calculations: [insert financial covenant calculations] Signature ................................................................ Authorised signatory of Tamboran (West) Pty Limited ACN 661 967 077

89 Schedule 6 Timetables Delivery of a duly completed Issue Request (Clause 4.3 (Delivery of an Issue Request)) On the day which is [two] Business Days before the proposed Issue Date Delivery of a duly completed Renewal Request (Clause 4.7 (Renewal of a Performance Bond)) On the day which is [two] Business Days before the Expiry Date of the relevant Performance Bond

90 Schedule 7 Forms of Performance Bond

Macquarie Bank Limited ABN 46 008 583 542 Commodities and Global Markets 1 Elizabeth Street Telephone (61 2) 8232 8333 Sydney NSW 2000 Facsimile (61 2) 8232 4540 GPO Box 4294 Internet http://www.macquarie.com.au Sydney NSW 1164 SWIFT MACQAU2S Guarantee No.: CL00000000 Effective Date: DD MMM YYYY To: APA SPP Pty Ltd Attention: [insert] Level 25, 580 George Street Sydney NSW 2000 Bank Guarantee At the request of Tamboran (West) Pty Limited (ACN 661 967 077) (the "Customer") and in consideration of APA SPP Pty Ltd (ACN 679 801 819) (the “Beneficiary” or “you”) accepting this Guarantee in relation to the Development Agreement (Sturt Plateau Pipeline Project) dated [17] December 2024 and the Gas Transportation Agreement (Beetaloo JV – Sturt Plateau Pipeline) dated [17] December 2024 as amended, assigned, novated or otherwise transferred from time to time (the "Agreements") between the Customer’s related party Tamboran B2 Pty Ltd ABN 42 105 431 525 and the Beneficiary, Macquarie Bank Limited ABN 46 008 583 542 (the "Bank") unconditionally undertakes to pay on demand any sum or sums which may from time to time be demanded in accordance with this Guarantee by the Beneficiary to a maximum aggregate sum of $6,360,000 (the “Guarantee Amount”). The payment of such sum or sums will be made by the Bank by electronic funds transfer into the Beneficiary’s nominated bank account below: Account Name APA Infrastructure Limited Account Number 10623036 BSB 064 000 Branch 240 Queen Street, Brisbane, QLD 4000 Clearing Bank Commonwealth Bank of Australia (CBA) Demands on this Guarantee must be in writing quoting Guarantee No. CL00000000 and the date of this Guarantee, and be delivered in person, by courier or registered post to the Bank at its offices at Level 1, 1 Elizabeth, Sydney NSW 2000 (Attention: Nathan Booker/ Minu Sinha, CGM Legal) (the “Bank’s Office”). The Guarantee Amount is automatically reduced by the amount of any demand paid under this Guarantee. Payment of any demand will only be made to a bank account in the name of the Beneficiary or APA Infrastructure Ltd and not to any third party. Payment of any amount to a bank account in the name of APA Infrastructure Ltd will discharge the Bank’s obligation to pay that amount to the Beneficiary. If there is more than one Beneficiary, a demand by any of the Beneficiaries, acting alone or with others, will be binding on all the Beneficiaries jointly, and payment of the demand discharges this Guarantee to the extent of the amount paid. The Bank may at any time, without being required to do so, pay the Beneficiary the Guarantee Amount less any amount or amounts it may previously have paid under this undertaking, or such lesser sum as may be required and specified by the Beneficiary and thereupon the liability of the Bank hereunder shall immediately cease and determine. This Guarantee and the obligations of the Bank commence on the Effective Date specified above and continue until the earlier of: (a) close of business at the Bank’s Office on [17] December 2027 (the “Expiry Date”);

Macquarie Bank Limited Guarantee No. CL0000000000 2 (b) the return of the original of this Guarantee to the Bank’s Office; or (c) payment to the Beneficiary by the Bank of the whole of the Guarantee Amount or any part of it remaining after any part payment or payments as the Beneficiary may require. The obligations of the Bank under the Guarantee will not be affected or discharged by any alteration to the terms of the Agreements or any extension of time or forbearance by the Customer or the Beneficiary to the other. The Beneficiary must not assign the benefit of this Guarantee without the Bank’s prior written consent, provided that the Bank must not unreasonably withhold or delay its consent to the Beneficiary assigning the benefit of this Guarantee to APA Infrastructure Ltd ABN 89 009 666 700 if the Bank has satisfactorily completed its customer identification procedures in respect of APA Infrastructure Ltd in accordance with applicable anti-money laundering and counter terrorism financing laws. This Guarantee is governed by the laws of New South Wales. For and on behalf of: Macquarie Bank Limited ............................................................. Authorised Signatory Name: Title: Date signed: ............................................................. Authorised Signatory Name: Title: Date signed: (Macquarie POA Ref: #3322 dated 18th January 2023, signed in Sydney)

91 Schedule 8 Form of Incremental Facility Notice To: Macquarie Bank Limited (as “Lender”) From: Tamboran (West) Pty Limited ACN 661 967 077 (as “Company”) Dated: Tamboran (West) Pty Limited – Facility Agreement dated [●] 2024 (the “Agreement”) 1 We refer to the Agreement. This is an Incremental Facility Notice in respect of [specify commitments] to be established as an Incremental Facility. Terms defined in the Agreement have the same meaning in this Incremental Facility Notice unless given a different meaning in this Incremental Facility Notice or the context otherwise requires. 2 We wish to establish the Incremental Facility on the following terms: Borrower: The Company Incremental Facility Lender The Lender Aggregate amount of the Incremental Facility Commitments: [ ] Purpose: As set out in the Agreement Interest rate and basis (if applicable) including Margin or margin ratchet: [ ] Establishment Fee [ ] Bond Fee [ ] Commitment Fees: [ ] Availability Period: [ ] Termination Date: [ ] Maximum number of Utilisations: [ ] Other terms: [ ] 3 This Incremental Facility Notice may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Incremental Facility Notice. Delivery of a counterpart of this Incremental Facility Notice by email attachment shall be an effective mode of delivery. 4 This Incremental Facility Notice and any non-contractual obligations arising out of or in connection with it are governed by the laws of New South Wales. [The remainder of this page has been left blank intentionally.]

92 Schedule 9 Form of Verification Certificate To: Macquarie Bank Limited (as “Lender”) From: [●] (as “Company”) Dated: Tamboran (West) Pty Limited ACN 661 967 077 – Facility Agreement dated [●] 2024 (the “Agreement”) I, ___________________, am an authorised signatory of the Company and have been authorised by the Company to give this certificate. I refer to the Agreement. Terms defined in the Agreement have the same meaning in this certificate unless given a different meaning in this certificate or the context otherwise requires. I certify as follows: 1. Relevant documents Attached to this verification certificate are true, correct, complete and up-to-date copies of the following documents: (a) (Constitution): the constitution of the Company (Annexure A); (b) (Certificate of Incorporation): the certificate of incorporation of the Company (Annexure B); and (c) (Extracts of Board Resolutions): extracts of the resolutions of the directors of the Company approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party, resolving to execute, deliver and perform its obligations under the Finance Documents to which it is a party and authorising a specified person or persons, on its behalf, as authorised signatory to sign and/or dispatch all documents and notices to be signed and/or despatched by it under or in connection with the Finance Documents to which it is expressed to be a party (Annexure C). 2. No revocation Each document and resolution referred to in paragraph 1 (Relevant documents) of this certificate is in full force and effect and has not been amended or modified or revoked. 3. Authorised signatories The signatures provided at Annexure D (Authorised signatories) are the true signatures of each of the authorised signatories for the purposes of the Finance Documents as at the date of this certificate. 4. Certification As at the date of this certificate: (a) the Company is solvent and will not become insolvent by entering into and performing its obligations under each Finance Document to which it is a party;

93 (b) the entry into and performance by the Company of the transactions contemplated by the Finance Document to which it is a party are for its commercial benefit and best interests; (c) prior to entering into any Finance Document to which it is a party, by the Company has, in connection with the execution, delivery and performance of each such Finance Document, complied with Chapter 2E (Related Party Transactions) and Part 2J.3 (Financial Assistance) of the Corporations Act; and (d) borrowing, securing or guaranteeing, as appropriate, the Commitments under the Facilities would not cause any borrowing, securing, guaranteeing or similar limit binding on by the Company to be exceeded. [The remainder of this page has been left blank intentionally.]

[Tamboran – Performance Bond Facility Agreement – Signature Page] Execution This Agreement has been entered into on the date stated at the beginning of this Agreement. Company Signed by Tamboran (West) Pty Limited ACN 661 967 077 in accordance with section 127 of the Corporations Act (Cth): Director/company secretary Director Name of director/company secretary (BLOCK LETTERS) Name of director (BLOCK LETTERS) Docusign Envelope ID: ADF40A35-E0E5-4A30-92D5-13D316794BA3 Joel Riddle Patrick Elliott

[Tamboran – Performance Bond Facility Agreement – Signature Page] Guarantor Signed by Tamboran Resources Pty Ltd ACN 135 299 062 in accordance with section 127 of the Corporations Act (Cth): Director/company secretary Director Name of director/company secretary (BLOCK LETTERS) Name of director (BLOCK LETTERS) Docusign Envelope ID: ADF40A35-E0E5-4A30-92D5-13D316794BA3 Joel Riddle Patrick Elliott

[Tamboran – Performance Bond Facility Agreement – Signature Page] Lender SIGNED, SEALED and DELIVERED by MACQUARIE BANK LIMITED ABN 46 008 583 542 by its attorneys under power of attorney dated 18 January 2023: .......................................................... Signature of attorney .......................................................... Name of attorney (block letters) (Signed in Australia, MBL PoA Ref: #3322) ) ) ) ) .......................................................... Signature of attorney .......................................................... Name of attorney (block letters) Docusign Envelope ID: 034CF3F5-C46C-44D2-A52A-B4B866FFAE71 Ben Mossemenear Nathan Booker